Exhibit 10.79
FORM OF PLACEMENT AGREEMENT
(a/k/a the Securitization Agreement)
among
FEDERAL NATIONAL MORTGAGE ASSOCIATION,
FEDERAL HOME LOAN MORTGAGE CORPORATION and
THE HFA DESIGNATED HEREIN
Dated as of December 9, 2009
***
NEW ISSUE BOND PROGRAM

TABLE OF CONTENTS

		PAGE

ARTICLE 1	DEFINITIONS	2
ARTICLE 2	AGREEMENT TO ISSUE AND EXCHANGE THE PROGRAM BONDS FOR GSE SECURITIES	4
ARTICLE 3	CERTAIN TERMS	5
ARTICLE 4	SETTLEMENT REQUIREMENTS	5
ARTICLE 5	SETTLEMENT	6
ARTICLE 6	EXPENSES	7
ARTICLE 7	REPRESENTATIONS AND WARRANTIES	7
ARTICLE 8	COVENANTS OF THE HFA	9
ARTICLE 9	REMITTING AND REPORTING	10
ARTICLE 10	THE HFA’S SPECIAL ADVISOR	10
ARTICLE 11	INDEMNIFICATION	11
ARTICLE 12	MISCELLANEOUS	11

Schedules:

Schedule A	Summary Information, GSE Fees, GSE Special Closing Counsel Delivery Instructions and Notices
Schedule B-1	Program Bonds (Single-Family)
Schedule B-2	Program Bonds (Multifamily)
Schedule C	Settlement Deliverables
Schedule D-1	Description of Program Bonds (Single-Family — Escrow)
Schedule D-2	Description of Program Bonds (Single-Family — Immediate Funding)
Schedule D-3	Description of Program Bonds (Multifamily — Escrow)
Schedule D-4	Description of Program Bonds (Multifamily — Immediate Funding)
Schedule D-5	Description of Program Bonds (Small Issue)
Schedule E	Reporting
Schedule E-1	Quarterly Portfolio Performance Information

     This PLACEMENT AGREEMENT (a/k/a the Securitization Agreement) (this “Agreement”), dated as of December 9, 2009, is among the Federal National Mortgage Association, a United States Government-sponsored enterprise (“Fannie Mae”), the Federal Home Loan Mortgage Corporation, a United States Government-sponsored enterprise (“Freddie Mac”, and Fannie Mae, each a “GSE,” and together, the “GSEs”), and the HFA identified on Schedule A of this Agreement (the “HFA”).
WITNESSETH:
     WHEREAS, the disruptions in housing markets, housing finance and capital markets over the past several years have constricted the general availability of credit to many different credit markets, particularly those related to housing;
     WHEREAS, the United States Congress, in enacting the Housing and Economic Recovery Act of 2008, the Emergency and Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009 and other legislation, provided the United States Department of the Treasury (“Treasury”) and other agencies of government with the authority, funding, and direction to undertake credit support programs, with many of these programs directed specifically at supporting housing markets and housing finance;
     WHEREAS, state and local housing finance agencies (“State and Local HFAs”) have a core mission of providing (i) affordable mortgage financing for low and moderate income households, especially first-time homebuyers, and (ii) financing for affordable multifamily rental properties;
     WHEREAS, the National Council of State Housing Finance Agencies and the National Association of Local Housing Finance Agencies requested assistance from Treasury to meet their funding needs to continue support of their affordable housing mission during this period of disruption in housing finance and that request has been supported by market developments;
     WHEREAS, Treasury, the Federal Housing Finance Agency, Fannie Mae and Freddie Mac entered into a Memorandum of Understanding, dated October 19, 2009, that sets forth the mutual understandings and intentions of such parties with respect to the establishment of a program pursuant to which (i) State and Local HFAs will issue single-family and multifamily Program Bonds (as defined in this Agreement), (ii) the GSEs will securitize such Program Bonds and issue GSE Securities (as defined in this Agreement) evidencing beneficial ownership of such Program Bonds and (iii) Treasury will purchase the GSE Securities (the “New Issue Bond Program”);
     WHEREAS, pursuant to this Agreement, the HFA will transfer the Program Bonds to the GSEs in exchange for the GSE Securities (as defined in this Agreement); and
     WHEREAS, pursuant to the terms of the Settlement Agreement (as defined in this Agreement), Treasury will purchase the GSE Securities.
     NOW, THEREFORE, in consideration of the mutual agreements set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:
ARTICLE 1
DEFINITIONS.
     Terms used in this Agreement, including in the schedules to this Agreement, are used as defined below.
     “Administration Agreement” means the Administration Agreement among Fannie Mae, Freddie Mac and the Administrator relating to certain administrative functions involving the securitized Program Bonds and the HFA Initiative.
     “Administrator” means U.S. Bank National Association, in its capacity as custodian, collection agent, paying agent and administrator under the Administration Agreement.
     “Agreement” has the meaning given to such term in the introductory section of this Agreement.
     “Allocation Amount” has the meaning given to such term in Schedule B of this Agreement.
     “Closing Agent” means U.S. Bank National Association, in its capacity as escrow and closing agent under the Settlement Agreement.
     “Complete Indenture” has the meaning given to such term in Section 2.2 of this Agreement.
     “Continuing Disclosure Agreement” has the meaning given to such term in Section 1.12 of Schedule C of this Agreement.
     “DTC” has the meaning given to such term in Section 5.1(b) of this Agreement.
     “Eligible Bonds” means Program Bonds that satisfy the eligibility requirements for acquisition under the New Issue Bond Program set forth on Schedule D of this Agreement.
     “Fannie Mae” has the meaning given to such term in the introductory section of this Agreement.
     “Fannie Mae Trust” means the Trust, established by Fannie Mae as a pass-through entity, which holds an undivided 50% beneficial ownership interest in the Program Bonds.
     “Freddie Mac” has the meaning given to such term in the introductory section of this Agreement.
     “Freddie Mac Trust” means the Trust established by Freddie Mac as a pass-through entity, which holds an undivided 50% beneficial ownership interest in the Program Bonds.

     “GSE” and “GSEs” have the meanings given to such terms in the introductory section of this Agreement.
     “GSE Expenses” has the meaning given to such term in Article 6 of this Agreement, the amount of which is set forth on Schedule A of this Agreement.
     “GSE Securities” means the securities issued by each GSE, each of which evidences an undivided 50% beneficial ownership interest in the Program Bonds.
     “GSE Special Closing Counsel” means the counsel set forth on Schedule A of this Agreement, as special counsel to the GSEs.
     “GSE Trusts” means, collectively, the Fannie Mae Trust and the Freddie Mac Trust.
     “HFA” has the meaning given to such term in the introductory section of this Agreement.
     “HFA Initiative” has the meaning given to such term in the Settlement Agreement.
     “HFA State” has the meaning given to such term in Schedule B of this Agreement.
     “HFA Trustee” means the bond indenture trustee of the Program Bonds as set forth in Schedule B of this Agreement and any Market Bonds.
     “Indenture” has the meaning given to such term in Section 2.2 of this Agreement.
     “Initial Securitization Fee” means an amount calculated in each instance in (i), (ii) and (iii), as applicable, based on the aggregate original principal amount of all Program Bonds issued by the HFA under the New Issue Bond Program as follows:
     (i) where the aggregate original principal amount of all the Program Bonds is less than or equal to $25,000,000, a fee equal to $25,000 per GSE;
     (ii) where the aggregate original principal amount of all the Program Bonds is greater than $25,000,000 and less than or equal to $50,000,000, a fee for each GSE equal to the product of 0.1% (10 basis points) and the aggregate original principal amount of all the Program Bonds; and
     (iii) where the aggregate original principal amount of all the Program Bonds is greater than $50,000,000, a fee for each GSE equal to the greater of (a) $50,000 or (b) the product of 0.05% (or 5 basis points) and the aggregate original principal amount of all the Program Bonds.
     “Market Bonds” has the meaning given to such term in Section 4 of Schedule D-1 and Section 5 of Schedule D-2, as applicable.
     “Mortgage Loans” has the meaning given to such term in Section 2.2 of this Agreement.
     “New Issue Bond Program” has the meaning given to such term in the recitals to this Agreement.

     “Official Statement” has the meaning given to such term in Section 5.1(a)(iv) of this Agreement.
     “Outstanding Bonds” has the meaning given to such term in Section 7.1(h) of this Agreement.
     “Program Bonds” means those certain single-family or multifamily mortgage revenue bonds issued by the HFA and identified in Schedule B of this Agreement.
     “Schedule B” means Schedule B-1 or Schedule B-2 of this Agreement, as applicable.
     “Schedule D” means Schedule D-1, Schedule D-2, Schedule D-3, Schedule D-4 or Schedule D-5 of this Agreement, as set forth in Schedule B of this Agreement.
     “Settlement” has the meaning given to such term in Section 2.3 of this Agreement.
     “Settlement Agreement” means the Settlement Agreement to be entered into as of December 9, 2009 among the HFA, the GSEs, Treasury and the Closing Agent with respect to the Settlement.
     “Settlement Date” means December 23, 2009.
     “Settlement Statement” has the meaning given to such term in the Settlement Agreement.
     “State and Local HFAs” has the meaning given to such term in the recitals to this Agreement.
     “Supplemental Indenture” means the supplemental indenture, resolution and/or appendix to the Indenture entered into in connection with the issuance of the Program Bonds.
     “Transaction Documents” means this Agreement, the Settlement Agreement, the Program Bonds, the Complete Indenture (including the Supplemental Indenture) and the Continuing Disclosure Agreement.
     “Treasury” has the meaning given to such term in the recitals to this Agreement.
     “Treasury’s Financial Agent” means JPMorgan Chase Bank, N.A., as Treasury’s financial agent or such other party as Treasury may appoint for such purpose from time to time.
ARTICLE 2
AGREEMENT TO ISSUE AND EXCHANGE
THE PROGRAM BONDS FOR GSE SECURITIES.
     2.1. Issue and Exchange. In accordance with, and subject to, the provisions of this Agreement and the Settlement Agreement, the HFA hereby agrees to issue to the GSEs, free and clear of any liens, security interests or other encumbrances, the Program Bonds, together with all payments of principal and interest from the Program Bonds due on and after the Settlement Date, in exchange for the issuance by each GSE of the related GSE Securities.
     2.2. Program Bonds. The Program Bonds are to be issued pursuant to the terms of that certain indenture or resolution identified in Schedule B of this Agreement (the “Indenture”, and together with the Supplemental Indenture and any other supplements thereto, the “Complete Indenture”). The Program Bonds are (or will be) secured by single-family or multifamily mortgage loans or mortgage-backed securities backed by single-family or multifamily mortgage loans (the “Mortgage Loans”) and such reserves, insurance, permitted investments and other similar items as are provided in the Complete Indenture.
     2.3. Settlement. The consummation of the issuance and exchange of the GSE Securities for the Program Bonds, the purchase of the GSE Securities by Treasury, the payment of the net purchase proceeds to the HFA, the payment of the Initial Securitization Fees and the GSE Expenses to the GSEs and the other transactions contemplated by this Agreement and the Settlement Agreement shall occur in accordance with the provisions of the Settlement Agreement and shall be referred to in this Agreement as the “Settlement.”
     2.4. HFA Acknowledgement. The HFA acknowledges that each GSE undertakes to perform only those obligations that are set forth in this Agreement and the Settlement Agreement.
ARTICLE 3
CERTAIN TERMS.
     3.1. Initial Securitization Fee and Other Fees. In accordance with the Settlement Agreement:
          (a) The HFA shall pay the Initial Securitization Fee to each GSE in an amount equal to the amount set forth on Schedule A of this Agreement; and
          (b) The HFA shall pay the GSE Expenses and such other expenses as set forth in Article 6 of this Agreement.
     3.2. Several and Not Joint Obligations. The respective obligations under this Agreement of each GSE to the HFA are several and not joint in nature.
ARTICLE 4
SETTLEMENT REQUIREMENTS.
     The respective obligations of each GSE under this Agreement are subject, in the discretion of such GSE, to the following settlement requirements:
     4.1. Representations and Warranties. The accuracy of the representations, warranties and statements of the HFA contained in this Agreement and in the other Transaction Documents.

     4.2. Performance of Obligations. The HFA shall have obtained all necessary governmental approvals and performed all of its obligations that are required under this Agreement (including, without limitation, under Article 5 of this Agreement), the Settlement Agreement, any authorizing resolution or the other Transaction Documents or that are described in the Official Statement, and that are to be performed at or prior to the times provided in this Agreement, the Settlement Agreement or such other documents, as applicable.
     4.3. Pre-Settlement Conditions. The Pre-Settlement Conditions (as defined in the Settlement Agreement), other than those Pre-Settlement Conditions that are to be satisfied by the applicable GSE, shall have been met in accordance with the Settlement Agreement.
ARTICLE 5
SETTLEMENT.
     The parties hereby agree and acknowledge that, in accordance with and subject to the provisions of this Agreement and the Settlement Agreement, Settlement will occur as follows:
     5.1. Pre-Settlement Deadlines and Deliverables.
          (a) December 9, 2009. On or prior to 10:00 AM, local time of the office of the GSE Special Closing Counsel, on December 9, 2009, the HFA shall deliver or cause to be delivered to the GSE Special Closing Counsel, in accordance with the instructions set forth on Schedule A of this Agreement, the following:
     (i) an original or pdf copy of this Agreement duly executed by the HFA, together with a completed Schedule B and Schedule D of this Agreement;
     (ii) one electronic copy of a completed Schedule B of this Agreement in Microsoft Excel format;
     (iii) an original or pdf copy of the Settlement Agreement, duly executed by the HFA; and
     (iv) one electronic copy (with a hard copy to follow by overnight delivery) of the final Official Statement pertaining to the Program Bonds (together with the cover page, any supplement thereto and the schedules attached to the Official Statement, referred to in this Agreement as the “Official Statement”).
          (b) December 11, 2009. On or prior to 5:00 PM, New York time, on December 11, 2009, the HFA (or its special advisor) shall do all things necessary to register the Program Bonds with the Depository Trust Company (“DTC”) and make the Program Bonds DTC FAST-eligible, including without limitation: the presenting of all required information into the DTC system by delivery by the HFA (or its special advisor) of the completed UW Source spreadsheet to the Closing Agent at usbhfa@usbank.com (for delivery to DTC) and the Letter of Representation to DTC.

          (c) December 14, 2009. On or prior to 10:00 AM, local time of the office of the GSE Special Closing Counsel, on December 14, 2009, the HFA shall deliver or cause to be delivered to the GSE Special Closing Counsel, in accordance with instructions set forth on Schedule A of this Agreement, original or pdf copies of each of the items described in Schedule C of this Agreement.
          (d) December 21, 2009. On or prior to 1:00 PM, New York time, on December 21, 2009, the HFA shall settle and release the Program Bonds to the Closing Agent in accordance with the Settlement Agreement.
     5.2. Settlement. On the Settlement Date, the Settlement shall occur and the transactions that constitute the Settlement shall be deemed to have occurred concurrently. The HFA hereby acknowledges and agrees that the occurrence of the Settlement in accordance with this Agreement and the Settlement Agreement shall constitute conclusive evidence, and the HFA shall be deemed to have certified, that the requirements set forth in Article 4 have been satisfied by the HFA.
ARTICLE 6
EXPENSES.
     The HFA shall bear its own expenses in connection with the issuance of the Program Bonds, preparation and execution of this Agreement and all costs associated with the sharing of information under this Agreement; provided that each GSE shall pay one-half of all fees payable to DTC to set up the Program Bonds through the DTC system. Subject to the following sentence, on the Settlement Date and in accordance with the Settlement Agreement, the HFA shall pay each GSE for certain out-of-pocket costs and expenses incurred by the GSEs in connection with the preparation and execution of this Agreement and any other documents or agreements relating to the Program Bonds and in connection with the Settlement, including, without limitation, the fees and expenses of outside counsel to such GSE (the “GSE Expenses”). In addition, the HFA shall pay all fees associated with post-Settlement election of the HFA to convert an escrowed Program Bond. Each GSE shall bear its own expenses in connection with the securitization of the Program Bonds and the corresponding issuance of the GSE Securities, including, without limitation, the fees and expenses of outside securitization counsel to such GSE.
ARTICLE 7
REPRESENTATIONS AND WARRANTIES.
     7.1. Representations and Warranties of the HFA. The HFA makes the following representations and warranties to each GSE and Treasury as of the date of this Agreement and as of the Settlement Date:
          (a) Title. On the Settlement Date, pursuant to and in accordance with this Agreement and the Settlement Agreement, the Administrator, on behalf of the GSEs, will acquire good, unencumbered and marketable title to the Program Bonds. No other party has or will have any claim to or interest in the Program Bonds.
          (b) Program Bonds. The Program Bonds have been duly and validly authorized, and, when executed, issued and authenticated in accordance with the terms of the Complete Indenture and transferred to the DTC account established by the Administrator on behalf of the GSEs in accordance with the Settlement Agreement, will be validly issued and entitled to the benefits of the Complete Indenture. On the Settlement Date, the Program Bonds will (i) constitute Eligible Bonds, (ii) conform to the description of the Program Bonds in the Official Statement, and (iii) are in an amount which does not exceed the Allocation Amount assigned to the HFA by Treasury. The information set forth on Schedule D of this Agreement with respect to the Program Bonds is true and correct in all respects.
          (c) Program Bond Information. The HFA acknowledges that the information set forth on Schedule B of this Agreement with respect to the Program Bonds will be used in the preparation of the private placement memoranda delivered by the GSEs to Treasury in connection with the GSE Securities. The information set forth on Schedule B of this Agreement with respect to the Program Bonds is true and correct in all respects.
          (d) Official Statement. The information in the Official Statement is true and correct in all material respects, does not contain any untrue statement of a material fact and does not fail to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
          (e) Organization and Qualification. The HFA is body corporate and politic, governmental agency, authority or department of the HFA State, duly established and validly existing under the laws of the HFA State and has, in all material respects, full right, power and authority to (i) execute this Agreement and any other Transaction Documents to which it is a party and (ii) deliver, and perform its obligations under, each of the Transaction Documents.
          (f) Power, Authorization and Enforceability. The (i) execution of this Agreement and the other Transaction Documents to which it is a party and (ii) delivery of, and consummation of the transactions contemplated in, each of the Transaction Documents, have been duly authorized by the HFA, and this Agreement and the other Transaction Documents are the legal, valid, binding and enforceable obligations of the HFA. All authorizations, consents, orders, approvals or other actions of any person or of any governmental body or official required in connection with (i) the execution of this Agreement and the other Transaction Documents to which the HFA is a party and (ii) the delivery of, and the performance of the transactions contemplated in, each of the Transaction Documents, have been obtained.
          (g) No Conflicts and No Violation. The (i) execution of this Agreement and the other Transaction Documents to which the HFA is a party, and (ii) delivery of, and performance of the transactions contemplated in, each of the Transaction Documents, will not conflict with, result in or constitute a breach of or default under any agreement to which the HFA is a party or by which it or its properties are bound or violate any law or any order, rule or regulation applicable to the HFA or its assets.

          (h) No Proceedings. No litigation or other proceeding of any nature is now pending or, to the best of its knowledge, threatened against or adversely affecting the HFA seeking to restrain or enjoin the sale, issuance, execution or delivery of the Program Bonds, or in any way contesting or affecting the validity or enforceability of the Program Bonds, the Complete Indenture or the Transaction Documents or any proceedings of the HFA taken with respect to the sale or issuance of the Program Bonds, or the pledge, collection or application of any monies or securities provided for the payment of any outstanding bonds issued pursuant to the Complete Indenture (the “Outstanding Bonds”) and the Program Bonds, or the existence, powers or operations of the HFA, or contesting the completeness or accuracy of the Official Statement or any supplement or amendment to the Official Statement, if any.
          (i) Compliance with the Law. The HFA has complied and will at the Settlement Date be in compliance in all material respects with all applicable laws, rules and regulations, as amended from time to time, and the HFA’s By-Laws.
     7.2. All representations and warranties made by the HFA in this Agreement shall survive the Settlement.
ARTICLE 8
COVENANTS OF THE HFA.
     8.1. The HFA hereby covenants to each GSE and Treasury’s Financial Agent that, from and after the date of this Agreement and for so long as Treasury owns the GSE Securities, it shall:
          (a) Advise each such GSE and Treasury’s Financial Agent promptly in writing (i) prior to the Settlement Date, if any event shall occur, or if the occurrence of an event becomes known, which would lead the HFA to amend or supplement the Official Statement or any part of the Official Statement prior to the Settlement Date, and (ii) following the Settlement Date, if any event shall occur, or if the occurrence of an event becomes known, which would lead the HFA to amend or supplement the Official Statement or any part of the Official Statement or to file any notice required under the Continuing Disclosure Agreement following the Settlement Date;
          (b) Advise each such GSE and Treasury’s Financial Agent promptly in writing (i) prior to the Settlement Date, if any event shall occur, or if the occurrence of an event becomes known, that has caused or will cause the HFA and/or the Program Bonds to fail to comply in all respects with Schedule D of this Agreement or the Supplemental Indenture prior to the Settlement Date, and (ii) following the Settlement Date, if any event shall occur, or if the occurrence of an event becomes known, that has caused or will cause the HFA and/or the Program Bonds to fail to comply in all respects with Schedule D of this Agreement or the Supplemental Indenture following the Settlement Date;
          (c) Cooperate with each GSE, the Administrator and Treasury’s Financial Agent and provide each GSE, the Administrator and Treasury’s Financial Agent with any information reasonably requested by such party regarding the Mortgage Loans, the Complete Indenture or the Program Bonds; and
          (d) Advise each GSE, the Administrator and Treasury’s Financial Agent promptly in writing upon an “event of default” as such term is defined in the Complete Indenture.
ARTICLE 9
REMITTING AND REPORTING.
     9.1. Remittances of Payments from Program Bonds. The HFA hereby covenants that, from and after the date of this Agreement and for so long as Treasury owns the GSE Securities, it shall cause the HFA Trustee or its paying agent, as applicable, to make all payments of principal and interest required to be made in respect of the Program Bonds, to be made when due through the payment systems of DTC.
     9.2. Reporting. The HFA hereby covenants that, from and after the date of this Agreement and for so long as the Program Bonds are outstanding, it shall cause the HFA Trustee to provide to the Administrator all reports and disclosure required to be delivered at any time and from time to time pursuant to the Supplemental Indenture, the Complete Indenture and the other Transaction Documents, including such reports and disclosure set forth in Schedule E and Schedule E-1 of this Agreement; provided that the monthly statement with respect to the Escrow Fund set forth in Section I (Monthly) of Schedule E shall also be provided to Treasury’s Financial Agent.
ARTICLE 10
THE HFA’S SPECIAL ADVISOR.
     The HFA agrees to engage, at its sole cost and expense, a dealer or financial advisor as a special advisor to assist with the transactions contemplated by this Agreement. Subject to the last sentence of this Article 10, the special advisor shall perform such functions as are traditionally performed by a dealer or financial advisor in connection with the issuance of the Program Bonds by the HFA and in a manner so as to assure the timely delivery of the Program Bonds to the Closing Agent in accordance with the Settlement Agreement, and in connection with the issuance of any Market Bonds by the applicable Market Bond settlement dates, including without limitation: (a) assisting in the preparation of the Official Statement, (b) acting on behalf of the HFA in the execution of procedural matters related to the issuance of the Program Bonds and any Market Bonds, including, without limitation, facilitating the registration of the Program Bonds and Market Bonds with DTC, making the Program Bonds DTC FAST-eligible, the presenting of all requisite information on the DTC system, and assisting in the standard DTC FAST closing activities, (c) applying for and obtaining CUSIP numbers for the Program Bonds, and any Market Bonds and the presenting of all requisite information on the CUSIP system, (d) arranging the book entry delivery to the Closing Agent of the Program Bonds no later than December 21, 2009, and (e) assisting in the Settlement on the Settlement Date. The

HFA further agrees that the HFA Trustee shall be a DTC FAST participant. The parties hereto agree that the HFA’s special advisor will not purchase or otherwise acquire the Program Bonds.
ARTICLE 11
INDEMNIFICATION.
     To the extent not otherwise prohibited by the laws of the HFA State, the HFA shall indemnify and hold Fannie Mae, Freddie Mac, each GSE Trust, Treasury and their respective officers, directors, employees, agents, successors and assigns harmless from and against any and all losses, damages, claims, liabilities, judgments and costs, including, without limitation, legal fees, arising out of or based upon (or actions in respect thereof) (a) any untrue statement or alleged untrue statement of a material fact in the Official Statement or in any written or oral information regarding the Program Bonds or the Mortgage Loans obtained by any indemnitee from the HFA or any of its agents, (b) failure or alleged failure to state any material fact necessary to make the statements contained in the Official Statement or in any written or oral information regarding the Program Bonds or the Mortgage Loans obtained by any indemnitee from the HFA or any of its agents not misleading, (c) any breach by the HFA of any of its representations or warranties in this Agreement or in any other Transaction Document, (d) any breach by the HFA of its covenants in this Agreement or in any other Transaction Document, subject to any applicable cure rights set forth in any Agreement or such Transaction Document, or (e) the failure by the HFA to consummate the Settlement other than as a result of the breach by the GSEs and/or Treasury (or Treasury’s Financial Agent) of their respective covenants under this Agreement and/or the Settlement Agreement. This indemnification shall survive Settlement.
ARTICLE 12
MISCELLANEOUS.
     12.1. [RESERVED.]
     12.2. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the United States, not the law of any state or locality, except that the authority and powers of the HFA shall be governed by and construed in accordance with the laws of its state. To the extent that a court looks to the laws of any state to determine or define the laws of the United States, it is the intention of the parties to this Agreement that such court shall look only to the laws of the State of New York without regard to the rules of conflicts of laws.
     12.3. Notices. All notices, reports, directions, certificates or other communications under this Agreement shall be sent by e-mail (as a first preference), certified or registered mail, return receipt requested, or by overnight courier addressed to the appropriate notice address set forth on Schedule A of this Agreement. Any such notice, direction, certificate or communication shall be deemed to have been given as of the date of actual delivery or the date of failure to deliver by reason of refusal to accept delivery or changed address of which no notice was given pursuant to this Section 12.3. Any of the parties to this Agreement may, by such notice described above, designate any further or different address to which subsequent notices, certificates or other communications shall be sent without any requirement of execution of any amendment to this Agreement. The notice addresses are set forth on Schedule A of this Agreement or at such other address or e-mail as the addressee may hereafter specify for the purpose in a notice to the other parties specifically captioned “Notice of Change of Address.”
     12.4. Severability. Any provision of this Agreement that is determined to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and no such prohibition or unenforceability in any jurisdiction shall invalidate such provision in any other jurisdiction.
     12.5. Third Party Rights. Except as to Treasury and the Administrator, this Agreement does not confer any rights, benefits, remedies or claims, either at law or in equity, on any person not a party to this Agreement. Treasury shall be a beneficiary, and entitled to enforce the provisions, of Article 2, Article 7, Article 8 and Article 11 of this Agreement. The Administrator shall be a beneficiary, and entitled to enforce the provisions, of Article 9 of this Agreement.
     12.6. Entire Agreement. This Agreement constitutes the entire agreement among the parties pertaining to the subject matter of this Agreement and supersedes all prior agreements and understandings pertaining to the subject matter of this Agreement.
     12.7. Successors and Assigns. Neither this Agreement nor any of the rights and obligations of the HFA under this Agreement may be assigned by the HFA without the prior written consent of each GSE. The rights of the GSEs under this Agreement shall inure to the benefit of their respective successors and assigns.
     12.8. No Joint Venture. The execution of this Agreement is not intended to be, nor shall it be construed to be, the formation of a joint venture or partnership between the parties; nor shall it be deemed to create any relationship between the parties other than as expressly stated in this Agreement.
     12.9. Counterparts. This Agreement may be executed in counterparts by the parties; each counterpart shall be considered an original; and all counterparts shall constitute one and the same instrument.
     12.10. Amendment. The parties to this Agreement may from time to time amend this Agreement in writing, and such amendments, when executed by all parties, shall then become a part of this Agreement.
     12.11. Further Assurances; No Circumvention of Agreement. Each of the parties to this Agreement agrees to use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to give effect to the transactions contemplated by this Agreement, and not to take, or cause to be taken, any actions to circumvent its obligations under this Agreement.
***

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

FEDERAL NATIONAL MORTGAGE ASSOCIATION
By:
Name:
Title:

[Fannie Mae Placement Agreement Signature Page]

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

FEDERAL HOME LOAN MORTGAGE CORPORATION
By:
Name:
Title:

[Freddie Mac Placement Agreement Signature Page]

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement as of the date first written above.

[HFA]
By:
Name:
Title:

[HFA Placement Agreement Signature Page]

SCHEDULE A
SUMMARY INFORMATION, GSE FEES AND EXPENSES, SPECIAL CLOSING
COUNSEL DELIVERY INSTRUCTIONS AND NOTICES
Summary Information

Name of HFA:
Name of Program Bonds:
GSE Fees and Expenses

	Fannie Mae	Freddie Mac
Initial Securitization Fee:	$	$
GSE Expenses:
GSE Special Closing Counsel Delivery Instructions per Section 5.1 of this Agreement
To [                    ] as GSE Special Closing Counsel:
[Address]
Attention:
Email:

Instructions for Notices per Section 12.3 of this Agreement
To the HFA:
[HFA]
[Address]
Attention:
Email:
To Fannie Mae:
Fannie Mae
3900 Wisconsin Avenue, N.W.
Washington, D.C. 20016
For all notices, reports, directions, certificates or other communications under this Agreement, including pursuant to Schedule E:

Attention:	Paul Van Hook
Vice President and
Deputy General Counsel
Email:	paul_vanhook@fanniemae.com
For all notices, reports and other communications pursuant to Article 8 of this Agreement:

Attention:	Richard Sorkin
Vice President, Structured Transactions
Email:	richard_sorkin@fanniemae.com
For all Required Notices (as defined in Schedule E) pursuant to Schedule E of this Agreement:

Attention:	Michael A. Shaw
Executive Vice President, Enterprise Risk Management
Email:	michael_a_shaw@fanniemae.com
and

Attention:	Carl W. Riedy, Jr.
Vice President, Public Entities Channel
Email:	carl_w_riedy@fanniemae.com

For all notices, reports and other communications regarding the release of Escrowed Proceeds pursuant to Schedule E of this Agreement:

Attention:	Robert Wright
Director Mortgage Operations — Bond Administration
Email:	robert_wright@fanniemae.com and bond_admin@fanniemae.com
and

Attention:	Carl W. Riedy, Jr.
Vice President, Public Entities Channel
Email:	carl_w_riedy@fanniemae.com
To Freddie Mac:
Freddie Mac
1551 Park Run Drive
Mail Stop D4F
McLean, Virginia 22102
For all notices, reports, directions, certificates or other communications under this Agreement, including pursuant to Schedule E:

Attention:	Mark D. Hanson
Vice President Mortgage Funding
Email:	mark_hanson@freddiemac.com
and

Attention:	Melinda Reingold
Managing Associate General Counsel
Email:	melinda_reingold@freddiemac.com
For all notices, reports and other communications with respect to Credit Reporting pursuant to Schedule E of this Agreement:

Email:	HFA_Credit_Reporting@freddiemac.com
To the Administrator:
For all notices, reports and other communications pursuant to Schedule E of this Agreement:
U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110

Attention:	Structured Finance/HFA Program
E-mail:	usbhfa@usbank.com

To Treasury’s Financial Agent:
For all notices, reports and other communications with respect to the Escrow Fund pursuant to Section I (Monthly) of Schedule E of this Agreement:
Care of:
JPMorgan Chase Bank, N.A.
1 Chase Manhattan Plaza, Floor 19
New York, NY 10005
Attention: Lillian G. White
Phone — 212-552-2392
Fax — 212-552-0551
E-mail:       jpm.hfa@jpmorgan.com
with a copy to:
E-mail:       Lillian.G.White@jpmorgan.com

SCHEDULE B-1
PROGRAM BONDS
(SINGLE-FAMILY)

Issuer	[Name of HFA]
HFA State (“HFA State”)
Issue/Settlement Date
HFA Total Program Bond Issuance Amount
HFA Allocation Amount (“Allocation Amount”)
HFA Program Bond Name
HFA Indenture Name
HFA Underlying Series
HFA Special Advisor
HFA Trustee (“HFA Trustee”)
HFA Bond Counsel

Original
	Issue	Original
	Premium	Issue Par	Initial
	Bond	Bond	Escrow Bond
CUSIP Number
Principal Balance at Issue Date
Initial Index Rate
Initial Interest Rate Spread (“Spread”)
Initial Interest Rate
Tax Status (Taxable, Tax-exempt)
Payment Dates
1st Payment Date
Payment Frequency
Final Maturity Date
Sinking Fund (Yes/No)
HFA Program Bond Rating
Rating Agency [Fitch, Moody’s, S&P]
Applicable Schedule D

B-1

SCHEDULE B-2
PROGRAM BONDS
(MULTIFAMILY)

Issuer	[Name of HFA]
HFA State (“HFA State”)
Issue/Settlement Date
HFA Total Program Bond Issuance Amount
HFA Allocation Amount (“Allocation Amount”)
HFA Program Bond Name
HFA Indenture Name
HFA Underlying Series
HFA Special Advisor
HFA Trustee (“HFA Trustee”)
HFA Bond Counsel

	Original Issue Par	Initial
	Bond	Escrow Bond
CUSIP Number
Principal Balance at Issue Date
Principal Amount Designated as Construction Bonds
Initial Index Rate
Initial Interest Rate Spread (“Spread”)
Initial Interest Rate
Tax Status (Taxable, Tax-exempt)
Payment Dates
1st Payment Date
Payment Frequency
Final Maturity Date
Sinking Fund (Yes/No)
HFA Program Bond Rating
Rating Agency [Fitch, Moody’s, S&P]
Applicable Schedule D

B-2

SCHEDULE C
SETTLEMENT DELIVERABLES
     Enumerated below are the documents to be delivered pursuant to Section 5.1(c) of this Agreement, in form and substance acceptable to the GSE Special Closing Counsel. Such documents must be delivered no later than 10:00 am (local time of the office of the GSE Special Closing Counsel), December 14, 2009.
     1.1. Program Bonds. A copy of the fully authorized, executed and authenticated Program Bond, dated on or before December 21, 2009.
     1.2 Indenture.
          (a) A certified copy of the Complete Indenture, dated on or before December 21, 2009, pursuant to which the Program Bonds are to be issued.
          (b) A certificate of an authorized officer of the HFA, dated December 23, 2009, that the Complete Indenture has not been amended, modified, supplemented or repealed and is in full force and effect, except with respect to any supplemental indentures relating to prior bonds issued under the Complete Indenture.
     1.3. Rating Letters. A letter or letters evidencing a minimum long-term credit rating on the Outstanding Bonds and the Program Bonds from Fitch, Inc., Moody’s Investors Service, Inc. and/or Standard & Poor’s Ratings Services as set forth on Schedule D of this Agreement.
     1.4. Supplemental Opinion.
          (a) A supplemental opinion of counsel to the HFA, dated December 23, 2009, to the effect that:
(i)	the HFA has the full legal right, power and authority to (1) execute this Agreement and the other Transaction Documents to which it is a party, and (2) deliver, and perform the terms of the transactions contemplated by, each of the Transaction Documents;

(ii)	this Agreement and the other Transaction Documents to which it is a party have been duly executed by the HFA, each of the Transaction Documents have been duly authorized and delivered by the HFA, and each of the Transaction Documents constitutes the legal, valid and binding obligation of the HFA enforceable against the HFA in accordance with their terms;

(iii)	the HFA has duly approved the Official Statement with respect to the Program Bonds;

(iv)	nothing has come to the attention of counsel that causes them to believe that the Official Statement (except with respect to (i) the financial statements, (ii) any financial, statistical or economic data or forecasts, and projections, assumptions and expressions of opinion, (iii) information as to DTC and its book-entry system and (iv) the information typically covered by any other opinion of counsel delivered in connection with this Schedule C) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(v)	the Program Bonds are not subject to the registration requirements of the Securities Act of 1933, as amended; and

(vi)	the Complete Indenture is exempt from qualification under the Trust Indenture Act of 1939, as amended.
          (b) A letter from counsel to the HFA, dated December 23, 2009, addressed to the GSEs stating that the GSEs may rely on such opinion as though it was addressed to them.
     1.5. HFA Counsel’s Opinion.
(a)	An opinion of counsel to the HFA, dated December 23, 2009, to the effect that:
(i)	the HFA is a body corporate and politic or governmental agency of the HFA State, duly organized and validly existing under the laws of the HFA State with full legal right, power and authority to adopt the Complete Indenture, to issue the Program Bonds, to carry out the transactions as contemplated by the Official Statement and the program documents relating to the Program Bonds and the Outstanding Bonds including, but not limited to, acquiring mortgage loans pursuant to the relevant origination agreements, to pledge the trust estate under the Complete Indenture, and to enter into this Agreement and the other Transaction Documents;

(ii)	the (1) execution of this Agreement and the other Transaction Documents to which the HFA is a party, and (2) delivery, and compliance with the provisions, of each of the Transaction Documents, under the circumstances contemplated thereby, do not and will not, in any material respect, conflict or constitute on the part of the HFA a breach or default under any agreement or other instrument to which the HFA is a party or by which it is bound, or by law, regulation, rule, order or decree to which the HFA is subject, or any by-laws, rules or regulations of the HFA;
(iii)	all consents, approvals and authorizations required for the authorization, execution, issuance and delivery of the Program Bonds and to carry out the transactions contemplated by the Official Statement and the Transaction Documents have been obtained; and

(iv)	no litigation or other proceeding of any nature is now pending or, to the best of its knowledge, threatened against or adversely affecting the HFA seeking to restrain or enjoin the sale, issuance, execution or delivery of the Program Bonds, or in any way contesting or affecting the validity or enforceability of the Program Bonds, the Complete Indenture or the other Transaction Documents or any proceedings of the HFA taken with respect to the sale or issuance of the Program Bonds, or the pledge, collection or application of any monies or securities provided for the payment of the Outstanding Bonds pursuant to the Complete Indenture, the Supplemental Indenture and/or the Program Bonds, or the existence, powers or operations of the HFA, or contesting the completeness or accuracy of the Official Statement or any supplement or amendment thereto, if any.
          (b) A letter from the HFA’s counsel, dated December 23, 2009, addressed to the GSEs stating that the GSEs may rely on such opinion as though it was addressed to them.
     1.6. Bond Counsel’s Opinion. The approving opinion of bond counsel, dated December 23, 2009, with respect to the Program Bonds substantially in the form attached to the Official Statement as an appendix, and a letter addressed to the GSEs stating that the GSEs may rely on such opinion as though it was addressed to them.
     1.7. HFA Certificate. A certificate of an authorized officer of the HFA, dated December 23, 2009, to the effect that:
          (a) the representations and warranties of the HFA contained in Section 7.1 of this Agreement are true and correct;
          (b) the HFA has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied in connection with the sale and issuance of the Program Bonds and the transactions contemplated by the Official Statement and the Transaction Documents;

          (c) there have been no material adverse changes in the financial position, results of operations or financial condition of the HFA, other than as described in the Official Statement, since the last day of the fiscal year covered by the audited financial statements included in the Official Statement; and
          (d) since the date of the Official Statement, no event has occurred which is necessary to be disclosed in the Official Statement and no event contemplated by the Official Statement has failed to occur that should be disclosed in the Official Statement for the purpose for which it is to be used, in order to make the statements and information therein not misleading in any material respect.
     1.8. HFA Incumbency and Signature Certificate. A certificate of the secretary and an authorized officer of the HFA, dated December 23, 2009, certifying as to the incumbency of the HFA officer executing the Transaction Documents and any other applicable documents and as to the genuineness of such officer’s signature.
     1.9. HFA Trustee Opinion/Certificate.
          (a) An opinion of counsel to the HFA Trustee or a certificate of an authorized officer of the HFA Trustee, dated December 23, 2009, to the effect that:
(i)	the HFA Trustee has full legal right, power and authority to execute, deliver and perform the terms of the Continuing Disclosure Agreement (as applicable) and the other Transaction Documents to which it is a party or by which it is bound;

(ii)	the Continuing Disclosure Agreement (as applicable) and the other Transaction Documents to which it is a party or by which it is bound have been duly authorized, executed and delivered by the HFA Trustee, and constitute legal, valid and binding obligations of the HFA Trustee enforceable against the HFA Trustee in accordance with their terms;

(iii)	the HFA Trustee has duly authenticated the Program Bonds; and

(iv)	the HFA Trustee is authorized and qualified to accept the trusts imposed by the Complete Indenture, and to accept the duties and obligations conferred on the HFA Trustee by the Complete Indenture.
          (b) A letter from counsel to the HFA Trustee, dated December 23, 2009, if applicable, addressed to the GSEs stating that the GSEs may rely on such opinion as though it was addressed to them.

     1.10. HFA Trustee Incumbency and Signature Certificate. A certificate of the secretary or assistant secretary and an authorized officer of the HFA Trustee, dated December 23, 2009, certifying as to the incumbency of the HFA Trustee officer executing the Complete Indenture (as applicable), the Continuing Disclosure Agreement (as applicable) and any other applicable documents and as to the genuineness of such officer’s signature.
     1.11. Consent/Procedures Letter. A consent letter and/or a procedures letter from the HFA’s certified public accountants, dated as of the date of the Official Statement, but only if customarily received by the HFA in connection with a new issue of bonds.
     1.12. Continuing Disclosure Agreement. An executed copy of the continuing disclosure agreement (the “Continuing Disclosure Agreement”), dated on or before December 23, 2009, between the HFA and the HFA Trustee (as applicable) delivered in connection with Rule 15c2-12 promulgated under the Securities Exchange Act of 1934, as amended.
     1.13. Additional Documentation. Such additional legal opinions, certificates and other documents as the GSE Special Closing Counsel may reasonably request in connection with the transactions contemplated by this Agreement.

SCHEDULE D-1
DESCRIPTION OF PROGRAM BONDS
(SINGLE-FAMILY-ESCROW)
          Terms capitalized in this Schedule D-1 and not defined in Article 1 of this Agreement will have the meaning assigned to such terms in the Complete Indenture.
          In order to qualify as Eligible Bonds under the New Issue Bond Program, the Program Bonds, the related Complete Indenture and the HFA must satisfy the following requirements:
     1. Taxability: At issuance, the Program Bonds will be tax-exempt qualified mortgage bonds within the meaning of Section 143 of the Internal Revenue Code of 1986. If the Program Bonds do not satisfy the requirements of the foregoing sentence, then the HFA hereby certifies that it reasonably expects to have volume cap or alternative means of issuing tax-exempt bonds on a timely basis and in a manner which will permit the release of all Escrowed Proceeds (as defined below) by December 31, 2010, and will use its reasonable best efforts to obtain volume cap if necessary.
     2. Term: The Program Bonds are stated to mature on a maturity date that is:
     (a) not less than ten (10) years after the Pre-Settlement Date of the Program Bonds; and
     (b) not more than thirty-two (32) years from the Pre-Settlement Date of the Program Bonds.
     3. Sinking Fund: The Program Bonds are subject to mandatory sinking fund redemptions or are structured to pass through principal payments and principal prepayments on the underlying mortgage loans. The sinking fund redemption schedule or alternative redemption/prepayment requirements will be established and added to the Complete Indenture no later than the final Release Date. This schedule (or these redemption provisions) is required by the terms of the Complete Indenture to take into account anticipated underlying mortgage loan amortization and standard and customary practices of the HFA in connection with combined serial bond and term bond issuances.
     4. Market Bond Ratio Requirement:
At issuance, the HFA must reasonably expect to issue and sell to persons other than Treasury, in conjunction with the issuance and subsequent conversion to a permanent rate of the Program Bonds, bonds that are not Program Bonds but which are issued out of the same indenture and the proceeds of which are intended to be used in the HFA’s single-family loan program (“Market Bonds”). The HFA intends to issue Market Bonds after the Settlement Date and before January 1, 2011 so that after such issuances, the principal amount of the Market Bonds will be not less than two-thirds (2/3) of the principal amount of the Program Bonds (“Market Bond Ratio Requirement”).

D-1-1

     5. Certain Terms Applicable to Market Bonds: The Complete Indenture provides that Market Bonds may not be issued with “super sinker”, planned amortization classes or other priority allocation class rights unless such provisions retain for application to the redemption of the Program Bonds at least a pro rata portion of any prepayments or other recoveries of principal relative to mortgage loans funded or mortgage-backed securities purchased with proceeds of the Program Bonds.
     6. Escrow Requirement: The Complete Indenture provides that:
     (a) Certain of the net proceeds of the Program Bonds must be held in Escrow (as defined below) until, with respect to all or the relevant portion of the Program Bonds, (i) the Market Bond Requirement is satisfied and (ii) the Program Bonds are tax-exempt. “Market Bond Ratio Requirement” means the requirement that the HFA issue and deliver Market Bonds in conjunction with and as a condition to each Release Date, the principal amount of such Market Bonds being not less than two-thirds (2/3) of the principal amount of Program Bonds the proceeds of which are proposed to be released on such Release Date.
     (b) The amount of net proceeds that must be escrowed at any given time (“Escrowed Proceeds”) is all proceeds of the Program Bonds with respect to which the requirements for the release of Escrowed Proceeds have not been met.
     (c) The Escrowed Proceeds will be held in escrow under the Complete Indenture (“Escrow”) pending the satisfaction of the requirements set forth in Section 6(e) below.
     (d) Escrowed Proceeds must be invested in such investments as permitted by Treasury and set forth in the Supplemental Indenture (“Permitted Escrow Investments”). Permitted Escrow Investments are pledged exclusively to the repayment of the Program Bonds unless and until there is a default under the Complete Indenture, in which case such funds will be applied as required by the Complete Indenture.
     (e) Escrowed Proceeds may be released from Escrow, subject to, among other things, the conditions that:
     (i) The HFA delivers a bond counsel opinion to the HFA Trustee to the effect that interest on the Program Bonds related to the Escrowed Proceeds to be released is exempt from federal income taxation under Section 103 of the Code;
     (ii) The HFA delivers to the HFA Trustee, who is required to provide copies to the Administrator, the GSEs and Treasury’s Financial Agent a certificate of Market Bond issuance and calculation of the release amount pursuant to the Market Bond Ratio Requirement; and
     (iii) The HFA delivers or causes to be delivered to the HFA Trustee net proceeds of the Market Bonds, which proceeds (together with any amounts deducted from proceeds for underwriting fees and expenses) shall be in an amount not less than two-thirds (2/3) of the applicable portion of the principal amount of the Program Bonds being Converted.

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     (f) Any Program Bonds with respect to which a Release Date has not occurred prior to January 1, 2011 are subject to mandatory redemption on February 1, 2011 (or an earlier date selected by the HFA), at a redemption price equal to 100% of the principal amount thereof plus accrued interest to the redemption date.
     7. Minimum Rating: The Program Bonds have a long-term rating of not less than ‘Baa3’/’BBB-’. The Complete Indenture provides that to the extent that the minimum rating threshold for the Program Bonds is not maintained while the proceeds thereof are Escrowed Proceeds, all proceeds that are still held in Escrow must be used to redeem a corresponding amount of Program Bonds.
     8. Interest Rate: The Complete Indenture provides that each Pre-Conversion Bond shall bear interest at the Short-Term Rate from the Settlement Date to the related Conversion Date. The interest rate on some or all of the Pre-Conversion Bonds may be Converted on a Conversion Date to a Permanent Rate in accordance with the provisions thereof. Interest shall be payable on each Interest Payment Date. The capitalized terms used herein and not otherwise defined shall have the following definitions:
          “Conversion Date” means, with respect to all or a portion of Pre-Conversion Bonds that are converting to a Permanent Rate, the date two (2) months after the related Release Date; provided that there shall be no more than three (3) Conversion Dates.
          “Four Week T-Bill Rate” means the interest rate for Four Week Treasury Bills (secondary market) as reported by the Federal Reserve on its website at the following internet address -http://www.federalreserve.gov/releases/h15/update/h15upd.htm.
          “Permanent Rate” means an interest rate per annum certified to the HFA Trustee by the Special Permanent Rate Advisor on or prior to the Release Date, which shall be equal to the sum of the 10 year Constant Maturity Treasury Rate, as reported by Treasury as of the close of business on the Business Day immediately before the applicable Permanent Rate Calculation Date for Program Bonds, established by reference to the Daily Treasury Yield Curve Rates published by Treasury, currently available on its website at:http://www/ustreas.gov/offices/domestic-finance/debt-management/interest-rate/yield.shtml, plus (ii) the Spread.
          “Permanent Rate Calculation Date” means the date on which the Permanent Rate is calculated with respect to all or a portion of the Program Bonds, which shall be, with respect to each applicable portion of the Pre-Conversion Bonds, either (i) a date selected by the HFA and acceptable to the GSEs prior to the Settlement Date or (ii) a date selected by the HFA and acceptable to the GSEs on or prior to December 31, 2010 on which Market Bonds are priced; provided that, with respect to dates described in clause (ii) above, a bond purchase agreement must be executed with respect to the Market Bonds on such date for such Permanent Rate to be effective.
          “Pre-Conversion Bonds” means Program Bonds for which the interest rate has not been the subject of a conversion.

D-1-3

          “Release Date” means such date or dates (not to exceed three (3) dates) on or prior to December 31, 2010 and which dates are acceptable to the GSEs, on which dates the proceeds of the related Market Bonds are delivered to the HFA Trustee and the other requirements under the Complete Indenture are met.
          “Short-Term Rate” means (i) for the period from the Settlement Date to the applicable Release Date, the interest rate which produces an interest payment on such Release Date relative to the Program Bonds with respect to which Escrowed Proceeds are subject to release on such Release Date equal to Investment Earnings, and (ii) from the Release Date to the Conversion Date, an interest rate equal to the sum of the Spread plus the lesser of (A) the Four Week T-Bill Rate as of the Business Day prior to the Release Date or (B) the Permanent Rate less the Spread. For purposes of this provision, “Investment Earnings” means total investment earnings on the portion of the Escrow Fund related to Program Bonds with respect to which a Release Date is occurring. [Alternatively, the HFA may elect a Short-Term Rate equal to a variable Four Week T-Bill Rate plus, after the Release Date, the Spread]
          “Spread” means additional per annum interest on the Program Bonds based upon the lowest Bond Rating effective as of the Permanent Rate Calculation Date to the Program Bonds under the Complete Indenture by the rating agencies rating the Program Bonds, as follows:

Rating	Additional Spread

‘Aaa’/‘AAA’	60 bps
‘Aa’/‘AA’	75 bps
‘A’	110 bps
‘Baa’/‘BBB’	225 bps
     9. Use of Proceeds:
     (a) The Complete Indenture provides that the proceeds of the Program Bonds must, except as provided in Section 9(b) below, be used only (i) to acquire and finance the holding of single-family loans or single-family mortgage-backed securities which are either newly originated or refinanced, so long as all such loans are eligible to be financed on a tax-exempt basis under applicable federal income tax law (“eligible loans”) or (ii) to fund reasonably required reserves and pay costs of issuance of the Program Bonds in accordance with the requirements and limitations of applicable federal tax law.
     (b) Proceeds of the Program Bonds may be used to refund, as fixed rate bonds, any of the HFA’s variable rate debt (including auction rate securities) issued and outstanding prior to October 19, 2009 or to refund an issue that did so, so long as such debt was, in turn, issued to acquire and finance the holding of eligible loans. The aggregate of such use of proceeds is not greater than thirty percent (30%) of the net proceeds of the Program Bonds. The restrictions on refundings in this Section 9(b) do not apply to either (i) the use of proceeds to repay “warehouse credit lines” used to acquire mortgage loans and mortgage-backed securities or (ii) “replacement refundings” where proceeds of Program Bonds are exchanged dollar-for-dollar for unexpended

D-1-4

tax exempt bond proceeds and/or mortgage loan prepayments so long as all proceeds of related Market Bonds are exchanged first for such purpose.
     10. Issuance Limitation: The HFA hereby certifies that the sum of:
     (i) the face amount of the Program Bonds;
     (ii) the face amount of the Market Bonds issued at the time of issuance of the Program Bonds; and
     (iii) the face amount of all other Market Bonds which must be issued prior to January 1, 2011 in order for the Market Bond Ratio Requirement to be satisfied by no later than that date;
does not exceed the reasonable expectations requirement applicable to tax-exempt mortgage revenue bonds.
The principal amount of the Program Bonds does not exceed the amount allocated to the HFA under the Single-Family New Issue Bond Program.
     11. Redemption: The Complete Indenture provides that:
     (a) The Program Bonds are redeemable in whole or in part (in minimum denominations of $10,000 and integral multiples of $10,000 in excess thereof). Redemptions of Program Bonds may be made without premium or penalty.
     (b) Except as limited by tax law requirements, all proceeds of the Program Bonds, to the extent not used to acquire mortgage loans or mortgage backed securities, refund prior bonds as permitted above, pay Program Bond issuance expenses or fund related reserve accounts, must be applied exclusively to the redemption of Program Bonds.
     (c) Except as limited by tax law requirements, so long as any Market Bonds remain outstanding, at least 60% or, if no Market Bonds are Outstanding, 100% of all principal prepayments and other recoveries of principal received with respect to the mortgage loans or mortgage backed securities financed with the proceeds of the Program Bonds must be applied to the redemption of the Program Bonds, to the extent not used to pay scheduled principal, interest, or sinking fund redemptions on Program Bonds, Market Bonds or other bonds issued in conjunction with and secured by the Trust Estate on a parity with the Program Bonds.
     12. No Recycling: The Complete Indenture provides that all principal payments, principal prepayments and other recoveries of principal received with respect to the mortgage loans financed with the proceeds of the Program Bonds may not be recycled into new mortgage loans or mortgage backed securities.
     13. Selected Covenants: The Complete Indenture includes, without limitation, the following covenants:
     (a) The HFA shall take all steps necessary to assure that all assets and revenues of any description pledged to the payment of the Program Bonds and all other bonds issued under

D-1-5

the Complete Indenture shall be applied strictly in accordance with, and solely for the purposes and in the amounts specified and permitted by, the terms of the Complete Indenture.
     (b) The HFA shall not issue new bonds under the Complete Indenture in a variable rate demand, adjustable rate or auction rate mode other than Program Bonds during the period such Program Bonds bear interest at the Short-Term Rate.
     (c) With respect to the purchase, origination, enforcement and servicing of mortgage loans and mortgage backed securities (“MBS”), the HFA shall:
     (i) originate or cause to be originated and, if applicable, purchased, mortgage loans, and purchase, or cause to be purchased, mortgage backed securities in a manner consistent with applicable state law, the Complete Indenture and any supplements thereto and such other related documents by which the HFA is bound;
     (ii) cause all mortgage loans to be serviced pursuant to the servicing requirements of the HFA, GNMA, FHA, Fannie Mae and Freddie Mac, as applicable;
     (iii) except as otherwise permitted by Treasury or the GSEs, diligently take all steps necessary or desirable to enforce all terms of the mortgage loans, MBS, loan program documents and all such other documents evidencing obligations to the HFA; and
     (iv) diligently take all actions consistent with sound mortgage loan origination, purchase and servicing practices and principles as may be necessary to receive and collect sufficient revenues to pay debt service when due on the Program Bonds.
     (d) The HFA shall not issue bonds senior in priority to the Program Bonds and the HFA hereby represents and warrants that the Program Bonds are at least equal in priority with respect to payment and security to the most senior Outstanding Bonds under the Complete Indenture.

D-1-6

SCHEDULE D-2
DESCRIPTION OF PROGRAM BONDS
(SINGLE-FAMILY-IMMEDIATE FUNDING)
          Terms capitalized in this Schedule D-2 and not defined in Article 1 of this Agreement will have the meaning assigned to such terms in the Complete Indenture.
          In order to qualify as Eligible Bonds under the New Issue Bond Program, the Program Bonds, the related Complete Indenture and the HFA must satisfy the following requirements:
     1. Tax-exempt Status: The HFA hereby covenants that, at issuance, the Program Bonds will be tax-exempt qualified mortgage bonds within the meaning of Section 143 of the Internal Revenue Code of 1986.
     2. [Premium Bonds. The amount to be paid by Treasury for the GSE Securities backed by the Program Bonds and which is allocable to the Program Bonds (before the netting out of any fees or expenses) is equal to the stated principal of the Program Bonds; that is, no portion of the Program Bonds were issued at a premium.. If the Program Bonds do not satisfy the requirements of the following sentence (i.e., a portion of the Program Bonds are Premium Bonds), then the Premium Bonds must satisfy the following criteria:
     (a) The aggregate original stated principal amount of the Premium Bonds is $                     (“Premium Bond Amount”). The aggregate original stated principal amount of all Program Bonds subject to immediate funding is $                     (“Total Amount”). The Premium Bond Amount does not exceed twenty percent (20%) of the Total Amount.
     (b) The premium is no greater than 103%.
     (c) The premium and the related interest rate were certified to the HFA by Treasury’s Agent, State Street Global Advisors.
     (d) The Complete Indenture provides that use of the proceeds of the premium are restricted to making supplemental loans to borrowers for down payment assistance.]
     3. Term: The Program Bonds are stated to mature on a maturity date that is:
     (a) not less than ten (10) years after the Pre-Settlement Date of the Program Bonds; and
     (b) not more than thirty-two (32) years from the Pre-Settlement Date of the Program Bonds.
     4. Sinking Fund: The Program Bonds are subject to mandatory sinking fund redemptions or are structured to pass through principal payments or principal prepayments on the underlying mortgage loans. The sinking fund redemption schedule (or alternative

D-2-1

redemption/prepayment requirements) is contained in the Complete Indenture. The HFA hereby certifies that such schedule (or these redemption provisions) takes into account anticipated underlying mortgage loan amortization, and standard and customary practices of the HFA in connection with combined serial bond and term bond issuances.
     5. Market Bond Ratio Requirement: At issuance, the HFA hereby represents and warrants that it has, prior to the Settlement Date, issued and sold to persons other than Treasury, in conjunction with the issuance of the Program Bonds, bonds that are not Program Bonds but which are issued out of the same indenture and the proceeds of which are intended to be used in the HFA’s single-family loan program (“Market Bonds”). The principal amount of such Market Bonds is not less than two-thirds (2/3) of the principal amount of the Program Bonds (“Market Bond Ratio Requirement”).
     6. Certain Terms Applicable to Market Bonds: The HFA hereby certifies that the Market Bonds were not sold with “super sinker”, planned amortization classes or other priority allocation class rights unless such provisions retained for application to the redemption of the Program Bonds at least a pro rata portion of any prepayments or other recoveries of principal relative to mortgage loans funded or mortgage-backed securities purchased with proceeds of the Program Bonds.
     7. Minimum Rating: The Program Bonds have a long-term rating of not less than ‘Baa3’/ ‘BBB-’.
     8. Interest Rate: The Complete Indenture provides that the Program Bonds will bear interest at ___ percent (___%) per annum. The rate is made up of the sum of (i) ___ percent (___%) per annum, the index rate certified to the HFA by Treasury’s agent, State Street Global Advisors, and (ii) a Spread of ___ bps based on the long-term rating described in Section 7 above. Interest shall be payable on each Interest Payment Date.
     9. Use of Proceeds:
     (a) The Complete Indenture provides that, except as set forth in (b) and (c) below, the proceeds of the Program Bonds must be used only (i) to acquire and finance the holding of single-family loans or single-family mortgage-backed securities which are either newly originated or refinanced, so long as all such loans are eligible to be financed on a tax-exempt basis under applicable federal income tax law (“eligible loans”) or (ii) to fund reasonably required reserves and pay costs of issuance of the Program Bonds in accordance with the requirements and limitations of applicable federal tax law.
     (b) Proceeds of the Program Bonds may be used to refund, as fixed rate bonds, certain of the HFA’s variable rate debt (including auction rate securities) issued and outstanding prior to October 19, 2009 or refund an issue that did so, so long as such debt was, in turn, issued to acquire and finance the holding of eligible loans. The use of Program Bond proceeds for such a purpose is limited to thirty percent (30%) of the net proceeds of the Program Bonds, provided, however, that the restrictions on refundings in this subparagraph (b) shall not apply to either (i) the repayment of “warehouse credit lines” used to acquire mortgage loans and mortgage backed securities or (ii) “replacement refundings” where proceeds of Program Bonds are exchanged

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dollar-for-dollar for unexpended tax exempt bond proceeds and/or mortgage loan prepayments so long as all proceeds of related Market Bonds are exchanged first for such purpose.
     (c) Proceeds of the Program Bonds representing original issuance premium, if any (“Premium Bonds”), may be used to make supplemental loans to underlying borrowers for down payment assistance.
     10. Issuance Limitation: The HFA hereby certifies that the sum of:
     (i) the face amount of the Program Bonds; and
     (ii) the face amount of the Market Bonds issued at the time of issuance of the Program Bonds;
does not exceed the reasonable expectations requirement applicable to tax-exempt mortgage revenue bonds.
The principal amount of the Program Bonds does not exceed the amount allocated to the HFA under the Single-Family New Issue Bond Program.
     11. Redemption: The Complete Indenture provides that:
     (a) The Program Bonds are redeemable in whole or in part (in minimum denominations of $10,000 and integral multiples of $10,000 in excess thereof). Redemptions of Program Bonds may be made without premium or penalty; provided, however, that with respect to the Premium Bonds:
     (i) the redemption price for the Premium Bonds has been adjusted for any unamortized premium as set forth in a fixed redemption price schedule affixed to the Complete Indenture; and
     (ii) special redemptions related to prepayments and recoveries of principal on underlying mortgage loans may be made at par.
     (b) Except as limited by tax law requirements, all proceeds of the Program Bonds, to the extent not used to acquire mortgage loans or mortgage backed securities, refund outstanding bond issues as permitted by the Complete Indenture, pay Program Bond issuance expenses, fund downpayment assistance loans (from and to the extent of the premium) or fund related reserve accounts, must be applied exclusively to the redemption of Program Bonds.
     (c) Except as limited by tax law requirements, either (i) with respect to HFAs having marketed Market Bonds prior to the date hereof only, a pro rata portion of all prepayments and other recoveries of principal received with respect to the mortgage loans or mortgage backed securities financed with the proceeds of the Program Bonds must be applied to the redemption of the Program Bonds, to the extent not used to pay scheduled principal, interest, or sinking fund redemptions on Program Bonds, Market Bonds or other bonds issued and secured by the Trust Estate on a parity with the Program Bonds or (ii) with respect to other transactions, so long as any Market Bonds remain outstanding, at least 60% or, if no Market Bonds are Outstanding, 100%, of all principal prepayments and other recoveries of principal received with respect to the

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mortgage loans or mortgage backed securities financed with the proceeds of the Program Bonds must be applied to the redemption of the Program Bonds, to the extent not used to pay scheduled principal, interest, or sinking fund redemptions on Program Bonds, Market Bonds or other bonds issued in conjunction with and secured by the Trust Estate on a parity with the Program Bonds.
     12. No Recycling: The Complete Indenture provides that all principal payments, principal prepayments and other recoveries of principal received with respect to the mortgage loans financed with the proceeds of the Program Bonds may not be recycled into new mortgage loans or MBS.
     13. Selected Covenants: The Complete Indenture includes, without limitation, the following covenants:
     (a) The HFA shall take all steps necessary to assure that all assets and revenues of any description pledged to the payment of the Program Bonds and all other bonds issued under the Complete Indenture shall be applied strictly in accordance with, and solely for the purposes and in the amounts specified and permitted by, the terms of the Complete Indenture.
     (b) The HFA shall not issue new bonds under the Complete Indenture in a variable rate demand, adjustable rate or auction rate mode, other than Program Bonds with Escrowed Proceeds at the Variable Rate and Construction Program Bonds.
     (c) With respect to the purchase, origination, enforcement and servicing of mortgage loans and mortgage backed securities (“MBS”), the HFA shall:
     (i) originate or cause to be originated, and, if applicable, purchased, mortgage loans and purchase, or cause to be purchased, MBS in a manner consistent with applicable state law, the Complete Indenture and any supplements thereto, and such other related documents by which the HFA is bound;
     (ii) cause all mortgage loans to be serviced pursuant to the servicing requirements of the HFA, GNMA, FHA, Fannie Mae and Freddie Mac, as applicable;
     (iii) except as otherwise permitted by Treasury or the GSEs, diligently take all steps necessary or desirable to enforce all terms of the mortgage loans, MBS, loan program documents and all such other documents evidencing obligations to the HFA; and
     (iv) diligently take all actions consistent with sound mortgage loan origination, purchase and servicing practices and principles as may be necessary to receive and collect sufficient revenues to pay debt service when due on the Program Bonds.
     (d) The HFA shall not issue any bonds senior in priority to the Program Bonds and the HFA hereby represents and warrants that the Program Bonds are at least equal in priority with respect to payment and security to the most senior Outstanding Bonds under the Complete Indenture.

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SCHEDULE D-3
DESCRIPTION OF PROGRAM BONDS
(MULTIFAMILY-ESCROW)
          Terms capitalized in this Schedule D-3 and not defined in Article 1 of this Agreement will have the meaning assigned to such terms in the Complete Indenture.
          In order to qualify as Eligible Bonds under the New Issue Bond Program, the Program Bonds, the related Complete Indenture and the HFA must satisfy the following requirements:
     1. Taxability: At issuance, the Program Bonds will be tax-exempt (exempt facility) bonds issued to finance qualified residential rental projects within the meaning of Section 142 of the Internal Revenue Code of 1986. If the Program Bonds do not satisfy the requirements of the foregoing sentence, then the HFA hereby certifies that it reasonably expects to have volume cap or alternative means of issuing tax-exempt bonds on a timely basis and in a manner which will permit the release of all Escrowed Proceeds (as defined below) by December 31, 2010, and will use its reasonable best efforts to obtain volume cap if necessary.
     2. Term: The Program Bonds are stated to mature on a maturity date that is:
     (a) not less than ten (10) years after the Pre-Settlement Date of the Program Bonds; and
     (b) not more than [thirty-two (32)] [thirty-four (34)] [forty-two (42)] years from the date of issuance of the Program Bonds.
     The HFA hereby certifies that all Program Bonds with a maturity in excess of thirty-two (32) years and less than thirty-four (34) years will fund loans pursuant to the Construction Program Bond program or will fund FHA-insured loans, and all Program Bonds with a maturity in excess of thirty-four (34) years will be used to fund FHA-insured loans.
     3. Sinking Fund: The Program Bonds are subject to mandatory sinking fund redemptions or are structured to pass through principal payments or principal prepayments on the underlying mortgage loans. The sinking fund redemption schedule or alternative redemption/prepayments requirements will be established and added to the Complete Indenture no later than the final Release Date. This schedule (or these redemption provisions) is required by the terms of the Complete Indenture to take into account anticipated underlying mortgage loan amortization and standard and customary practices in the industry.
     4. Escrow Requirement: The Complete Indenture provides that:
     (a) Certain of the net proceeds of the Program Bonds must be held in Escrow (as defined below) to the extent that, at issuance, the Program Bonds will not be tax-exempt.

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     (b) The net proceeds of all taxable Program Bonds must be escrowed (“Escrowed Proceeds”).
     (c) The Escrowed Proceeds will be held in escrow under the Complete Indenture (“Escrow”) pending the satisfaction of the requirements set forth in Section 4(e) below.
     (d) Escrowed Proceeds must be invested in such investments as permitted by Treasury and set forth in the Supplemental Indenture (“Permitted Escrow Investments”). Permitted Escrow Investments are pledged exclusively to the repayment of the Program Bonds unless and until there is a default under the Complete Indenture, in which case such funds will be applied as required by the Complete Indenture.
     (e) Escrowed Proceeds may be released from Escrow, subject to, among other things, the condition that the HFA delivers a bond counsel opinion to the HFA Trustee to the effect that interest on the Program Bonds related to the Escrowed Proceeds to be released is exempt from federal income taxation under Section 103 of the Code.
     (f) If any Escrowed Proceeds remain in Escrow on January 1, 2011, such Escrowed Proceeds must be used to redeem outstanding Program Bonds at par on February 1, 2011 (or an earlier date selected by the HFA).
     5. Minimum Rating: The Program Bonds have a long-term rating of not less than ‘A3’/’A-’. The Complete Indenture provides that to the extent that the minimum rating threshold for the Program Bonds is not maintained while the proceeds thereof are Escrowed Proceeds, all proceeds that are still held in Escrow must be used to redeem a corresponding amount of Program Bonds.
     6. Interest Rate. The Complete Indenture provides that the interest rate on the Program Bonds, which shall be payable on each Interest Payment Date, will be determined as follows:
     (a) Each Pre-Conversion Bond which is not a Variable Rate Construction Program Bond shall bear interest at the Short-Term Rate from the Settlement Date to the related Conversion Date. The interest rate on some or all of the Pre-Conversion Bonds which are not Variable Rate Construction Program Bonds may be Converted on a Conversion Date to a Permanent Rate in accordance with the provisions thereof.
     (b) Each Pre-Conversion Bond which is a Variable Rate Construction Program Bond shall bear interest at the Short-Term Rate from the Settlement Date to the Release Date. From and after the Release Date to the Variable Rate Construction Program Bond Conversion Date, the Variable Rate Construction Program Bonds shall bear interest at the Construction Program Bond Variable Rate. On and after the Construction Program Bond Conversion Date, the interest rate on the Variable Rate Construction Program Bonds shall be the Permanent Rate.
For purposes of this Section 6, the following definitions are applicable:
          “Construction Program Bond Conversion Date” means the first day of the first month which is more than forty-eight (48) months after the Settlement Date.

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          “Construction Program Bond Variable Rate” means a variable rate equal to the sum of (i) the index of the weekly index rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data, a Thomson Financial Services Company, or its successors, which meet specific criteria established by The Securities Industry and Financial Markets Association, such index currently known as The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index or any successor to such index plus (ii) 0.50% per annum.
          “Construction Program Bonds” means bonds designated by the HFA as Construction Program Bonds issued to finance a multifamily mortgage loan meeting the requirements of Section 7(a)(ii) below, which bonds mature less than thirty-four (34) years after the Settlement Date and which bear interest and having the terms set forth above. Construction Program Bonds may be either fixed rate Construction Program Bonds (which shall bear interest at the Permanent Rate on and after the Conversion Date) or Variable Rate Construction Program Bonds (which shall bear interest at the Construction Program Bond Variable Rate from and after the Release Date and at the Permanent Rate from and after the Construction Program Bond Conversion Date).
          “Conversion Date” means, with respect to all or a portion of Pre-Conversion Bonds that are converting to a Permanent Rate, the date two (2) months after the related Release Date; provided that there shall be no more than three (3) Conversion Dates.
          “Permanent Rate” means an interest rate per annum certified to the HFA Trustee by the Special Permanent Rate Advisor on or prior to the Release Date, which shall be equal to the sum of (i) the 10-year Constant Maturity Treasury Rate, as reported by Treasury as of the close of business on the Business Day immediately before the applicable Permanent Rate Calculation Date for Program Bonds, established by reference to the Daily Treasury Yield Curve Rates published by Treasury, currently available on its website at:
http://www/ustreas.gov/offices/domestic-finance/debt-management/interest-rate/yield.shtml, plus (ii) the Spread.
          “Permanent Rate Calculation Date” means the date on which the Permanent Rate is calculated with respect to all or a portion of the Program Bonds, which shall be, with respect to each applicable portion of the Pre-Conversion Bonds, a date acceptable to the GSEs selected by the HFA on or prior to December 31, 2010.
          “Release Date” means such date or dates (not to exceed three (3) dates) on or prior to December 31, 2010 and which dates are acceptable to the GSEs, on which dates the requirements for release of the Escrowed Proceeds are satisfied.
          “Short-Term Rate” means (i) for the period from the Settlement Date to the applicable Release Date, the interest rate which produces an interest payment on such Release Date relative to the Program Bonds with respect to which Escrowed Proceeds are subject to release on such Release Date equal to Investment Earnings, and (ii) with respect to Program Bonds which are not Variable Rate Construction Program Bonds, from the Release Date to the Conversion Date, an interest rate equal to the sum of the Spread plus the lesser of (A) the Four Week T-Bill Rate as of the Business Day prior to the Release Date or (B) the Permanent Rate

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less the Spread. For purposes of this provision, “Investment Earnings” means total investment earnings on the portion of the Escrow Fund related to Program Bonds with respect to which a Release Date is occurring. [Alternatively, the HFA may elect a Short-Term Rate equal to a variable Four Week T-Bill Rate plus, after the Release Date, the Spread]
          “Special Permanent Rate Advisor” means State Street Bank and Trust Company, and any successor or assign designated by Treasury.
          “Spread” means (i) with respect to Program Bonds which are not Variable Rate Construction Program Bonds, additional per annum interest on the Program Bonds based upon the lowest bond rating of the Program Bonds effective as of the Permanent Rate Calculation Date under the Complete Indenture by the rating agencies rating the Program Bonds, as follows:

Rating	Additional Spread

‘Aaa’/‘AAA’	60 bps
‘Aa’/‘AA’	75 bps
‘A’	110 bps
and, (ii) with respect to Program Bonds which are Variable Rate Construction Program Bonds, additional per annum interest on the Variable Rate Construction Program Bonds based upon the lowest bond rating of the Program Bonds effective as of the Permanent Rate Calculation Date under the Complete Indenture by the rating agencies rating the Construction Program Bonds, as follows:

Rating	Additional Spread

‘Aaa’/‘AAA’	140 bps
‘Aa’/‘AA’	155 bps
‘A’	190 bps
          “Variable Rate Construction Program Bonds” means bonds designated by the HFA as Variable Rate Construction Program Bonds issued to finance a multifamily mortgage loan meeting the requirements of Section 7(a)(ii) below, which bonds mature no more than thirty-four (34) years after the Settlement Date and which bear interest and have the terms set forth above. Variable Rate Construction Program Bonds bear interest at the Construction Program Bond Variable Rate from and after the Release Date and at the Permanent Rate from and after the Construction Program Bond Conversion Date.
     7. Use of Proceeds:
     (a) The Complete Indenture provides that the proceeds of the Program Bonds must, except as provided in Section 7(b) or Section 7(c) below, be used only to:
     (i) acquire and finance the holding of Permitted Mortgage Loans; or

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     (ii) acquire and finance the holding of Permitted Mortgage Loans which are either (A) loans guaranteed by either GSE or (B) loans originated pursuant to underwriting criteria agreed to by the GSEs and which are financed with Program Bonds that the HFA elects to treat as Construction Program Bonds.
     (b) Proceeds of the Program Bonds may be spent to fund reasonably required reserves and pay costs of issuance of the Program Bonds in accordance with the requirements and limitations of applicable federal tax law.
     (c) Proceeds of the Program Bonds may be used to refund, as fixed rate bonds, any of the HFA’s outstanding variable rate debt (including auction rate securities) issued on or before October 19, 2009, so long as such debt, in turn, was issued to acquire and finance the holding of Permitted Mortgage Loans for projects that were initially financed on or after October 19, 2004 (proceeds used for the purpose described in this Section 7(c) may not exceed thirty (30%) of the principal amount of the Program Bonds; provided, however, that “replacement refundings” where proceeds of Program Bonds are exchanged dollar-for-dollar for unexpended tax exempt bond proceeds and/or mortgage loan prepayments shall not be considered a refunding for purposes hereof).
          For purposes of this Section 7, “Permitted Mortgage Loans” means (i) loans insured by FHA, including loans under the FHA risk-sharing program, (ii) loans guaranteed by GNMA, (iii) loans guaranteed by either GSE, and (iv) loans originated pursuant to underwriting criteria agreed to by the GSEs (which criteria are provided by the GSEs in writing for use in connection with the Program Bonds) which are either newly originated or refinanced as part of a refunding of variable rate debt of the HFA issued on or before October 19, 2009, which debt was issued to acquire and finance the holding of multifamily loans described in clauses (i)-(iv) above on or after October 19, 2004, so long as all such loans are eligible to be financed on a tax-exempt basis under applicable federal income tax law.
     8. Issuance Limitation:
          The HFA hereby certifies that the principal amount of the Program Bonds does not exceed the amount allocated to the HFA under the Multifamily New Issue Bond Program.
     9. Redemption: The Complete Indenture provides that:
     (a) The Program Bonds are redeemable in whole or in part (in minimum denominations of $10,000 and integral multiples of $10,000 in excess thereof). Redemptions of Program Bonds may be made without premium or penalty.
     (b) Except as limited by tax law requirements, all proceeds of the Program Bonds, to the extent not used to fund Permitted Mortgage Loans, refund outstanding bond issues as provided in the Complete Indenture, pay Program Bond issuance expenses or fund related reserve accounts must be applied exclusively to the redemption of Program Bonds.
     (c) Except as limited by tax law requirements, a pro rata portion of all principal prepayments and other recoveries of principal received with respect to the mortgage loans or mortgage backed securities financed with the proceeds of the Program Bonds must be applied to

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the redemption of the Program Bonds, to the extent not used to pay scheduled principal, interest, or sinking fund redemptions on Program Bonds or other bonds issued in conjunction with and secured by the Trust Estate on a parity with the Program Bonds.
     10. No Recycling: The Complete Indenture provides that all principal payments, principal prepayments and other recoveries of principal received with respect to the mortgage loans financed with the proceeds of the Program Bonds may not be recycled into new Permitted Mortgage Loans.
     11. Selected Covenants: The Complete Indenture includes, without limitation, the following covenants:
     (a) The HFA shall take all steps necessary to assure that all assets and revenues of any description pledged to the payment of the Program Bonds and all other bonds issued under the Complete Indenture shall be applied strictly in accordance with, and solely for the purposes and in the amounts specified and permitted by, the terms of the Complete Indenture.
     (b) The HFA shall not issue new bonds under the Complete Indenture in a variable rate demand, adjustable rate or auction rate mode, other than Program Bonds bearing a variable rate prior to conversion and Construction Program Bonds.
     (c) With respect to the purchase, origination, enforcement and servicing of Permitted Mortgage Loans, the HFA shall:
     (i) originate or cause to be originated, and, if applicable, purchased, mortgage loans and purchase, or cause to be purchased, MBS in a manner consistent with applicable state law, the Complete Indenture and any supplements thereto, and such other related documents by which the HFA is bound;
     (ii) cause all mortgage loans to be serviced pursuant to the servicing requirements of the HFA, GNMA, FHA, Fannie Mae and Freddie Mac, as applicable;
     (iii) except as otherwise permitted by Treasury or the GSEs, diligently take all steps necessary or desirable to enforce all terms of the mortgage loans, MBS, loan program documents and all such other documents evidencing obligations to the HFA; and
     (iv) diligently take all actions consistent with sound mortgage loan origination, purchase and servicing practices and principles as may be necessary to receive and collect sufficient revenues to pay debt service when due on the Program Bonds.
     12. Complete Indenture Trust Estate Limitations. The Complete Indenture contains a representation and warranty of the HFA to the effect that the Program Bonds are not secured on a subordinate or parity basis with any other bonds of the HFA secured, in whole or in part, with multifamily loans which are not Permitted Mortgage Loans. The Complete Indenture contains a covenant of the HFA that it will not issue bonds or other indebtedness senior to or on

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a parity with the Program Bonds which additional parity or senior bonds or indebtedness is secured, in whole or in part, with multifamily loans which are not Permitted Mortgage Loans.

D-3-7

SCHEDULE D-4
DESCRIPTION OF PROGRAM BONDS
(MULTIFAMILY-IMMEDIATE FUNDING)
          Terms capitalized in this Schedule D-4 and not defined in Article 1 of this Agreement will have the meaning assigned to such terms in the Complete Indenture.
          In order to qualify as Eligible Bonds under the New Issue Bond Program, the Program Bonds, the related Complete Indenture and the HFA must satisfy the following requirements:
     1. Tax-exempt Status: The HFA hereby covenants that, at issuance, the Program Bonds will be tax-exempt (exempt facility) bonds issued to finance qualified residential rental projects within the meaning of Section 142 of the Internal Revenue Code of 1986.
     2. Term: The Program Bonds are stated to mature on a maturity date that is:
     (a) not less than ten (10) years after the Pre-Settlement Date of the Program Bonds; and
     (b) not more than [thirty-two (32)] [thirty-four (34)] [forty-two (42)] years from the date of issuance of the Program Bonds.
     The HFA hereby certifies that all Program Bonds with a maturity in excess of thirty-two (32) years and less than thirty-four (34) years will fund loans pursuant to the Construction Program Bond program or will fund FHA-insured loans, and all Program Bonds with a maturity in excess of thirty-four (34) years will be used to fund FHA-insured loans.
     3. Sinking Fund: The Program Bonds are subject to mandatory sinking fund redemption or are structured to pass through principal payments or principal prepayments on the underlying mortgage loans. The sinking fund redemption schedule (or alternative redemption/prepayment requirements) is contained in the Complete Indenture. The HFA hereby certifies that such schedule (or these redemption provisions) takes into account anticipated underlying mortgage loan amortization and standard and customary practices of the HFA.
     4. Minimum Rating: The Program Bonds have a long-term rating of not less than ‘A3’/‘A-’.
     5. Interest Rate: The Complete Indenture provides that the Program Bonds (other than Construction Program Bonds) will bear interest at ___ percent per annum. The rate is made up of the sum of (i) ___ percent per annum, the index rate certified to the HFA by Treasury’s Agent, State Street Global Advisors, and (ii) a Spread of ___ bps based on the long-term rating described in Section 4 above. Interest shall be payable on each Interest Payment Date.

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     6. Construction Program Bonds: Each Program Bond which is a Variable Rate Construction Program Bond shall bear interest at the Construction Program Bond Variable Rate from the Settlement Date to the Construction Program Bond Conversion Date. Construction Program Bonds which are not Variable Rate Construction Program Bonds shall bear interest at the Permanent Rate on and after the Conversion Date. On and after the Construction Program Bond Conversion Date, the interest rate on the Variable Rate Construction Program Bonds shall be the Permanent Rate.
          For purposes of this Section 6, the following definitions are applicable:
          “Construction Program Bond Conversion Date” means the first day of the first month which is more than forty-eight (48) months after the Settlement Date.
          “Construction Program Bond Variable Rate” means a variable rate equal to the sum of (i) the index of the weekly index rate resets of tax-exempt variable rate issues included in a database maintained by Municipal Market Data, a Thomson Financial Services Company, or its successors, which meet specific criteria established by The Securities Industry and Financial Markets Association, such index currently known as The Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index or any successor to such index plus (ii) 0.50% per annum.
          “Construction Program Bonds” means bonds designated by the HFA as Construction Program Bonds issued to finance a multifamily mortgage loan meeting the requirements of Section 7(a)(ii) below guaranteed as to timely payment of principal and interest by a GSE, which bonds mature less than thirty-four (34) years after the Settlement Date and bearing interest and having the terms set forth above. Construction Program Bonds may be either fixed rate Construction Program Bonds (which shall bear interest at the Permanent Rate on and after the Conversion Date) or Variable Rate Construction Program Bonds (which shall bear interest at the Construction Program Bond Variable Rate on and after the Release Date and at the Permanent Rate on and after the Construction Program Bond Conversion Date).
          “Permanent Rate” means an interest rate per annum equal to ___ percent per annum. The rate is made up of the sum of (i) ___ percent per annum, the index rate certified to the HFA by Treasury’s agent, State Street Global Advisors, and (ii) a Spread of ___ bps based on the long-term rating described in Section 4 above.
          “Variable Rate Construction Program Bonds” means bonds designated by the HFA as Variable Rate Construction Program Bonds issued to finance a multifamily mortgage loan meeting the requirements of Section 7(a)(ii) below, which bonds mature no more than thirty-four (34) years after the Settlement Date and which bear interest and have the terms set forth above. Variable Rate Construction Program Bonds bear interest at the Construction Program Bond Variable Rate from and after the Release Date and at the Permanent Rate from and after the Construction Program Bond Conversion.
     7. Use of Proceeds:
     (a) The Complete Indenture provides that the proceeds of the Program Bonds must, except as provided in Sections 7(b) or (c) below, be used only to:

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     (i) acquire and finance the holding of Permitted Mortgage Loans; or
     (ii) acquire and finance the holding of Permitted Mortgage Loans which are either (A) loans guaranteed by either GSE or (B) loans originated pursuant to underwriting criteria agreed to by the GSEs and which are financed with Program Bonds that the HFA elects to treat as Construction Program Bonds.
     (b) Proceeds of the Program Bonds may be spent to fund reasonably required reserves and pay costs of issuance of the Program Bonds in accordance with the requirements and limitations of applicable federal tax law.
     (c) Proceeds of the Program Bonds may be used to refund, as fixed rate bonds, any of the HFA’s outstanding variable rate debt (including auction rate securities) issued on or before October 19, 2009, so long as such debt, in turn, was issued to acquire and finance the holding of Permitted Mortgage Loans for projects that were initially financed on or after October 19, 2004 (proceeds used for the purpose described in this Section 7(c) may not exceed thirty (30%) of the principal amount of the Program Bonds; provided, however, that “replacement refundings” where proceeds of Program Bonds are exchanged dollar-for-dollar for unexpended tax exempt bond proceeds and/or mortgage loan prepayments shall not be considered a refunding for purposes hereof).
          For purposes of this Section 7, “Permitted Mortgage Loans” means (i) loans insured by FHA, including loans under the FHA risk-sharing program, (ii) loans guaranteed by GNMA, (iii) loans guaranteed by either GSE, and (iv) loans originated pursuant to underwriting criteria agreed to by the GSEs (which criteria are provided by the GSEs in writing for use in connection with the Program Bonds) which are either newly originated or refinanced as part of a refunding of variable rate debt of the HFA issued on or before October 19, 2009, which debt was issued to acquire and finance the holding of multifamily loans described in clauses (i)-(iv) above on or after October 19, 2004, so long as all such loans are eligible to be financed on a tax-exempt basis under applicable federal income tax law.
     8. Issuance Limitation:
The HFA hereby certifies that the principal amount of the Program Bonds does not exceed the amount allocated to the HFA under the Multifamily New Issue Bond Program.
     9. Redemption: The Complete Indenture provides that:
     (a) The Program Bonds are redeemable in whole or in part (in minimum denominations of $10,000 and integral multiples of $10,000 in excess thereof). Redemptions of Program Bonds may be made without premium or penalty.
     (b) Except as limited by tax law requirements, all proceeds of the Program Bonds, to the extent not used to fund Permitted Mortgage Loans, refund outstanding bond issues as provided in the Complete Indenture, pay Program Bond issuance expenses or fund related reserve accounts must be applied exclusively to the redemption of Program Bonds.

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     (c) Except as limited by tax law requirements, a pro rata portion of all principal prepayments and other recoveries of principal received with respect to the mortgage loans or mortgage backed securities financed with the proceeds of the Program Bonds must be applied to the redemption of the Program Bonds, to the extent not used to pay scheduled principal, interest, or sinking fund redemptions on Program Bonds or other bonds issued in conjunction with and secured by the Trust Estate on a parity with the Program Bonds.
     10. No Recycling: The Complete Indenture provides that all principal payments, principal prepayments and other recoveries of principal received with respect to the mortgage loans financed with the proceeds of the Program Bonds may not be recycled into new Permitted Mortgage Loans.
     11. Selected Covenants: The Complete Indenture includes, without limitation, the following covenants:
     (a) The HFA shall take all steps necessary to assure that all assets and revenues of any description pledged to the payment of the Program Bonds and all other bonds issued under the Complete Indenture shall be applied strictly in accordance with, and solely for the purposes and in the amounts specified and permitted by, the terms of the Complete Indenture.
     (b) The HFA shall not issue new bonds under the Complete Indenture in a variable rate demand, adjustable rate or auction rate mode, other than Program Bonds bearing a variable rate prior to conversion and Construction Program Bonds.
     (c) With respect to the purchase, origination, enforcement and servicing of Permitted Mortgage Loans, the HFA shall:
     (i) originate or cause to be originated, and, if applicable, purchased, mortgage loans and purchase, or cause to be purchased, MBS in a manner consistent with applicable state law, the Complete Indenture and any supplements thereto, and such other related documents by which the HFA is bound;
     (ii) cause all mortgage loans to be serviced pursuant to the servicing requirements of the HFA, GNMA, FHA, Fannie Mae and Freddie Mac, as applicable;
     (iii) except as otherwise permitted by Treasury or the GSEs, diligently take all steps necessary or desirable to enforce all terms of the mortgage loans, MBS, loan program documents and all such other documents evidencing obligations to the HFA; and
     (iv) diligently take all actions consistent with sound mortgage loan origination, purchase and servicing practices and principles as may be necessary to receive and collect sufficient revenues to pay debt service when due on the Program Bonds.
     12. Complete Indenture Trust Estate Limitations. The Complete Indenture contains a representation and warranty of the HFA to the effect that the Program Bonds are not

D-4-4

secured on a subordinate or parity basis with any other bonds of the HFA secured, in whole or in part, with multifamily loans which are not Permitted Mortgage Loans. The Complete Indenture contains a covenant of the HFA that it will not issue bonds or other indebtedness senior to or on a parity with the Program Bonds which additional parity or senior bonds or indebtedness is secured, in whole or in part, with multifamily loans which are not Permitted Mortgage Loans.

D-4-5

SCHEDULE D-5
DESCRIPTION OF PROGRAM BONDS
(SMALL ISSUE)
          Terms capitalized in this Schedule D-5 and not defined in Article 1 of this Agreement will have the meaning assigned to such terms in the Complete Indenture.
          In order to qualify as Eligible Bonds under the New Issue Bond Program, the Program Bonds, the related Complete Indenture and the HFA must satisfy the following requirements:
     1. Taxability: At issuance, the Program Bonds will be tax-exempt qualified mortgage bonds within the meaning of Section 143 of the Internal Revenue Code of 1986. If the Program Bonds do not satisfy the requirements of the foregoing sentence, then the HFA hereby certifies that the HFA reasonably expects to have volume cap or alternative means of issuing tax-exempt bonds on a timely basis and in a manner which will permit the release of all Escrowed Proceeds (as defined below) by December 31, 2010, and will use its reasonable best efforts to obtain volume cap if necessary.
     2. Small Issue Program Bonds: The Program Bonds are Program Bonds which satisfy each of the following requirements: (i) the Complete Indenture is required to be a “Permitted Single-Family Indenture”, which term is defined to mean an indenture with respect to which 100% of the mortgage assets held under the indenture are single-family mortgage backed securities, (ii) at issuance, the Program Bonds will have a long-term credit rating of ‘Aaa’/‘AAA’ and (iii) the principal amount of the Program Bonds is not in excess of $25,000,000.
     3. Term: The Program Bonds are stated to mature on a maturity date that is:
     (a) not less than ten (10) years after the Pre-Settlement Date of the Program Bonds; and
     (b) not more than thirty-two (32) years from the Pre-Settlement Date of the Program Bonds.
     4. Sinking Fund: The Program Bonds are subject to mandatory sinking fund redemptions or are structured to pass through principal payments or principal prepayments on the underlying MBS. The sinking fund redemption schedule or alternative redemption/prepayment requirements will be established and added to the Complete Indenture no later than the final Release Date. This schedule (or these redemption provisions) is required by the terms of the Complete Indenture to take into account anticipated underlying mortgage loan amortization and standard and customary practices of the HFA.
     5. Escrow Requirement: The Complete Indenture provides that:
     (a) Certain of the net proceeds of the Program Bonds must be held in Escrow (as defined below) to the extent that, at issuance, the Program Bonds will not be tax-exempt.

D-5-1

     (b) The net proceeds of all taxable Program Bonds must be escrowed (“Escrowed Proceeds”).
     (c) The Escrowed Proceeds will be held in escrow under the Complete Indenture (“Escrow”) pending the satisfaction of the requirements set forth in Section 4(e) below.
     (d) Escrowed Proceeds must be invested in such investments as permitted by Treasury and set forth in the Supplemental Indenture (“Permitted Escrow Investments”). Permitted Escrow Investments are pledged exclusively to the repayment of the Program Bonds unless and until there is a default under the Complete Indenture, in which case such funds will be applied as required by the Complete Indenture.
     (e) Escrowed Proceeds may be released from Escrow, subject to, among other things, the condition that the HFA delivers a bond counsel opinion to the HFA Trustee to the effect that interest on the Program Bonds related to the Escrowed Proceeds to be released is exempt from federal income taxation under Section 103 of the Code.
     (f) If any Escrowed Proceeds remain in Escrow on January 1, 2011, such Escrowed Proceeds must be used to redeem outstanding Program Bonds at par on February 1, 2011 (or an earlier date selected by the HFA).
     6. Minimum Rating: The Program Bonds have a long-term rating of “AAA”/“Aaa”. The Complete Indenture provides that to the extent that such rating for the Program Bonds is not maintained while the proceeds thereof are Escrowed Proceeds, all proceeds that are still held in Escrow must be used immediately to redeem a corresponding amount of Program Bonds.
     7. Interest Rate: The Complete Indenture provides that each Pre-Conversion Bond shall bear interest at the Short-Term Rate from the Settlement Date to the related Conversion Date. The interest rate on some or all of the Pre-Conversion Bonds may be Converted on a Conversion Date to a Permanent Rate in accordance with the provisions thereof. Interest shall be payable on each Interest Payment Date. The capitalized terms used herein and not otherwise defined shall have the following definitions:
          “Conversion Date” means, with respect to all or a portion of Pre-Conversion Bonds that are converting to a Permanent Rate, the date three (3) months after the related Release Date; provided that there shall be no more than three (3) Conversion Dates.
          “Four Week T-Bill Rate” means the interest rate for Four Week Treasury Bills (secondary market) as reported by the Federal Reserve on its website at the following internet address -http://www.federalreserve.gov/releases/h15/update/h15upd.htm.
          “Permanent Rate” means an interest rate per annum certified to the HFA Trustee by the Special Permanent Rate Advisor on or prior to the Release Date, which shall be equal to the sum of the 10-year Constant Maturity Treasury rate, as reported by Treasury as of the close of business on the Business Day immediately before the applicable Permanent Rate Calculation Date for Program Bonds, established by reference to the Daily Treasury Yield Curve Rates published by Treasury, currently available on its website

D-5-2

at:http://www/ustreas.gov/offices/domestic-finance/debt-management/interest-rate/yield.shtml, plus (ii) the Spread.
          “Permanent Rate Calculation Date” means the date on which the Permanent Rate is calculated with respect to all or a portion of the Program Bonds, which shall be, with respect to each applicable portion of the Pre-Conversion Bonds, either (i) a date selected by the HFA and acceptable to the GSEs prior to the Settlement Date or (ii) dates selected by the HFA and acceptable to the GSEs on or prior to December 31, 2010 by delivery of a release certificate as described in the Complete Indenture.
          “Pre-Conversion Bonds” means Program Bonds for which the interest rate has not been the subject of a Conversion.
          “Release Date” means such date or dates (not to exceed three (3) dates) on or prior to December 31, 2010 and which dates are acceptable to the GSEs, on which dates the requirements under the Complete Indenture are met.
          “Short-Term Rate” means, (i) for the period from the Settlement Date to the applicable Release Date, the interest rate which produces an interest payment on such Release Date relative to the Program Bonds with respect to which Escrowed Proceeds are subject to release on such Release Date equal to Investment Earnings, and (ii) from the Release Date to the Conversion Date, an interest rate equal to the sum of the Spread plus the lesser of (A) the Four Week T-Bill Rate as of the Business Day prior to the Release Date or (B) the Permanent Rate less the Spread. For purposes of this provision, “Investment Earnings” means total investment earnings on the portion of the Escrow Fund related to Program Bonds with respect to which a Release Date is occurring. [Alternatively, the HFA may elect a Short-Term Rate equal to a variable Four Week T-Bill Rate plus, after the Release Date, the Spread]
          “Spread” means additional per annum interest on the Program Bonds equal to sixty (60) bps.
     8. Use of Proceeds.
     (a) The Complete Indenture provides that, except as provided in Section 8(b) below, the proceeds of the Program Bonds must be used only (i) to acquire and finance the holding of single-family MBS, so long as all underlying loans are eligible to be financed on a tax-exempt basis under applicable federal income tax law (“eligible loans”) or (ii) to fund reasonably required reserves and pay costs of issuance of the Program Bonds in accordance with the requirements and limitations of applicable federal tax law.
     (b) Proceeds of the Program Bonds may be used to refund, as fixed rate bonds, any of the HFA’s variable rate debt (including auction rate securities) issued and outstanding prior to October 19, 2009 or to refund an issue that did so, so long as such debt was, in turn, issued to acquire and finance the holding of MBS with underlying eligible loans, the use of proceeds for such a refunding purpose shall be limited to thirty percent (30%) of the net proceeds of the Program Bonds; the restrictions on refundings herein shall not apply to either (A) the repayment of “warehouse credit lines” used to acquire MBS or (B) “replacement refundings” where

D-5-3

proceeds of Program Bonds are exchanged dollar-for-dollar for unexpended tax exempt bond proceeds and/or mortgage loan prepayments.
     9. Issuance Limitation: The HFA hereby certifies that the principal amount of the Program Bonds does not exceed $25,000,000 and the amount allocated to the HFA under the Single-Family New Issue Bond Program.
     10. Redemption: The Complete Indenture provides that:
     (a) The Program Bonds are redeemable in whole or in part (in minimum denominations of $10,000 and integral multiples of $10,000 in excess thereof). Redemptions of Program Bonds may be made without premium or penalty.
     (b) Except as limited by tax law requirements, all proceeds of the Program Bonds, to the extent not used to acquire MBS, refund outstanding bond issues as herein provided, pay Program Bond issuance expenses or fund related reserve accounts, must be applied exclusively to the redemption of Program Bonds.
     (c) Except as limited by tax law requirements, a pro rata portion of all principal prepayments and other recoveries of principal received with respect to the mortgage loans or mortgage backed securities financed with the proceeds of the Program Bonds must be applied to the redemption of the Program Bonds, to the extent not used to pay scheduled principal, interest, or sinking fund redemptions on Program Bonds or other bonds issued in conjunction with and secured by the Trust Estate on a parity with the Program Bonds.
     11. No Recycling: The Complete Indenture provides that all principal payments, principal prepayments and other recoveries of principal received with respect to the mortgage loans financed with the proceeds of the Program Bonds may not be recycled into new mortgage loans or MBS.
     12. Selected Covenants: The Complete Indenture includes, without limitation, the following covenants:
     (a) The HFA shall take all steps necessary to assure that all assets and revenues of any description pledged to the payment of the Program Bonds and all other bonds issued under the Complete Indenture shall be applied strictly in accordance with, and solely for the purposes and in the amounts specified and permitted by, the terms of the Complete Indenture.
     (b) The HFA shall not issue new bonds under the Complete Indenture in a variable rate demand, adjustable rate or auction rate mode, other than Program Bonds with Escrowed Proceeds at the Short-Term Rate.
     (c) With respect to the purchase, origination, enforcement and servicing of mortgage backed securities (“MBS”), the HFA shall:
     (i) purchase, or cause to be purchased, MBS in a manner consistent with applicable state law, the Complete Indenture and any supplements thereto, and such other related documents by which the HFA is bound; and

D-5-4

     (ii) except as otherwise permitted by Treasury or the GSEs, diligently take all steps necessary or desirable to enforce all terms of the MBS and all such other documents evidencing obligations to the HFA.
     (d) The HFA shall not issue any bonds senior in priority to the Program Bonds and the HFA hereby represents and warrants that the Program Bonds are at least equal in priority with respect to payment and security to the most senior Outstanding Bonds under the Complete Indenture.

D-5-5

SCHEDULE E
REPORTING
Terms capitalized in this Schedule E will have the meanings assigned to such terms in Section VI of this Schedule E.
Remittance Reports
The information set forth in the table below should be delivered via email in Microsoft Excel.
HFA TRUSTEE SETUP DATA FILE FOR (DUE NO LATER THAN 2 DAYS AFTER SIGNING THE PLACEMENT AGREEMENT/2 DAYS AFTER A CONVERSION OF ESCROWED PROCEEDS)

FIELD NAME	DATATYPE	NOTE
CUSIP	TEXT	CUSIP
HFA NAME	TEXT	NAME OF HFA
HFA STATE	TEXT	STATE HFA LOCATED IN
HFA LOCAL	TEXT	NAME OF MUNICIPALITY
HFA TRUSTEE	TEXT	NAME OF HFA TRUSTEE
DATE ENTERED PRGM	DATE	FORMAT: MM/DD/YYYY
SERIES	TEXT	SERIES NAME
CLASS	TEXT	CLASS CODE FOR SECURITY
DISTRIBUTION DATE	NUMBER	DAY OF THE MONTH BOND PAYS
ORIGINAL BALANCE	NUMBER	ORIGINAL BALANCE OF BOND
ORIGINAL COUPON	NUMBER <= 1	BONDS ORIGINAL INTEREST RATE AT ISSUANCE (OR RELEASE DATE IF ESCROW CONVERSION)
ORIGINAL RESET COUPON	NUMBER <= 1	BONDS ORIGINAL INTEREST RATE ON RESET DATE
SPREAD	NUMBER <= 1	BONDS COUPON SPREAD
RATING	TEXT	S&P and Moody’s rating — (eg AAA / Aaa)
RESET DATE	DATE	FOR ESCROWED PROCEEDS CONVERSION, THE RESET DATE
FIRST PAYMENT DATE	DATE	BONDS FIRST PAYMENT DATE
FINAL PAYMENT DATE	DATE	BONDS FINAL OR MATURITY DATE
PAYMENT FREQUENCY	NUMBER	FREQUENCY OF BOND PAYMENTS — SEE CODES BELOW
COLLATERAL TYPE	TEXT	VALUES: MF / SF
MF COLLATERAL TYPE	TEXT	IF MF, THEN CONSTRUCTION OR NON-CONSTRUCTION
ORIGINAL CUSIP	TEXT	RELATES BOND TO CONVERSION BONDS ESCROWED PROCEEDS CUSIP (N/A OTHERWISE)
SECURITY STATUS	NUMBER	TYPE OF BOND — SEE CODES BELOW
HFA TRUSTEE MONTHLY DATA FILE FOR NIBP (DUE NO LATER THAN THE PAYMENT DATE FOR THE HFA BOND EACH MONTH)

FIELD NAME	DATATYPE	NOTE
CUSIP	TEXT	CUSIP
PAYMENT DATE	DATE	SCHEDULED (not actual) PAYMENT DATE
PERIOD BEGINNING BALANCE	NUMBER	AMOUNT OUTSTANDING AT START OF PERIOD
PERIOD ENDING BALANCE	NUMBER	AMOUNT OUTSTANDING AT END OF PERIOD
SCHEDULED PRINCIPAL	NUMBER	AMOUNT OF SCHEDULED PAYMENT OF PRINCIPAL MADE DURING MONTH (IE SINKING FUND PMT)
UNSCHEDULED PRINCIPAL	NUMBER	AMOUNT OF UNSCHEDULED PAYMENT OF PRINCIPAL MADE DURING MONTH (IE OPTIONAL REDEMPTIONS)
LOSSES	NUMBER	AMOUNT OF SCHEDULED PAYMENT OF PRINCIPAL OWED BUT NOT MADE DURING MONTH
INTEREST PAID	NUMBER	AMOUNT OF INTEREST PAYMENT
CURRENT COUPON	NUMBER <= 1	INTEREST RATE ON THE BOND FOR CURRENT PAYMENT
CONVERTED AMOUNT	NUMBER	IF ESCROWED BOND, AMOUNT CONVERTED DURING PERIOD
ORIGINAL CUSIP	TEXT	RELATES BOND TO CONVERSION BONDS ESCROWED PROCEEDS CUSIP
NEXT COUPON	NUMBER <= 1	INTEREST RATE ON THE BOND FOR NEXT PAYMENT
PAYMENT FREQUENCY

INTEGER CODE	MEANING
0	UNKNOWN
1	DAILY
2	WEEKLY
3	MONTHLY
4	SEMI-MONTHLY
5	BI-MONTHLY
6	QUARTERLY
7	SEMI-ANNUALLY
8	ANNUALLY
9	AT MATURITY
SECURITY STATUS

INTEGER CODE	MEANING
13	PREMIUM BOND
14	PAR BOND
15	ESCROW BOND

Credit Reports
The information summarized below shall be delivered in accordance with the Complete Indenture.
I. Monthly:
For Escrow Fund:
Beginning on the date that is within 2 Business Days of the Settlement Date and thereafter on a monthly basis, a statement setting forth:
•	The amount of the Escrow Fund

•	All Permitted Escrow Investments and each of the amounts thereof

•	All income and gain realized from each of the Permitted Escrow Investments
Required for Multifamily Only:
•	Loan level delinquency reports

•	List of loans in special servicing including loss severity estimates

•	HFA loan level Watchlist

•	Written confirmation that all the loans are in compliance with all material terms and conditions of the loan documents
II. Quarterly:
•	In accordance with Schedule E-1 attached hereto

•	In accordance with the Complete Indenture, the most recent unaudited HFA financial statements, which shall include: a balance sheet; a statement of operations; a statement of cash flows; a statement of the changes in net assets of the HFA; and a certificate of the HFA setting forth a description in reasonable detail of the amounts held in the revenue fund and other accounts under the Complete Indenture

•	As applicable, in accordance with the Complete Indenture:
•	Most recent unaudited Complete Indenture financial statements

•	Most recent quarterly or other periodic HFA disclosure statements

•	Notice of any changes in financial or investment policies*

•	Notice of any changes in counterparty exposures including derivative contracts and investment agreements*

•	Notice of any counterparty changes; derivative, investment agreement and letter of credit providers*

•	Notice of any changes to the Complete Indenture*

•	List of liquidity providers (names, amount of facility, term of facility and maturity date)

*	This is a Required Notice.

•	A certificate of the HFA stating that the HFA is in compliance with all financial covenants in the Complete Indenture

•	A certificate of the HFA listing all known defaults/remedies under the Complete Indenture, the details thereof and the action the HFA is taking or proposes to take
Required for Multifamily Only:
•	Property level operating statements

•	List of all post purchase borrower requests and HFA’s decisions

•	List of all assumptions including HFA’s credit approval

•	Remarketing schedule for bonds
III. Annually:
•	As applicable, in accordance with the Complete Indenture:
•	Most recent audited HFA financial statements

•	Most recent audited Complete Indenture financial statements

•	Most recent HFA annual budget

•	A copy of the most recent rating letter received relating to the HFA Program Bond rating

•	A certificate of the HFA stating that the HFA is in compliance with all financial covenants set forth in the Complete Indenture

•	Copies of cash-flow certificates per Complete Indenture when available

•	Copies of any annual filing that would be required to be filed if Rule 15c2-12 were applicable to the Program Bonds or any other bonds under the Complete Indenture
•	Certificate of the HFA setting forth a description in reasonable detail of the amounts held in the revenue fund and other accounts under the Complete Indenture
Required for Multifamily Only:
•	Property level inspection reports

•	Property level annual budgets and rent rolls
IV. Immediately upon occurrence:
•	Notice of any issuance of Market Bonds that will require Escrowed Proceeds (as defined below) to be released from Escrow (as defined below) (can occur up to 3 times in 2010).* Such notice must include:
•	Release Date (as defined below) for Escrowed Proceeds

•	Permanent Rate Calculation Date (as defined below) for Escrowed Proceeds

•	Amount of Market Bonds issued

•	Amount of Escrowed Proceeds released from Escrow

•	New CUSIP for released Escrowed Proceeds

•	Interest rate as of the Release Date

•	Interest rate as of the Permanent Rate Calculation Date

*	This is a Required Notice.

•	Copies of cash-flow certificates

•	Notice of any extraordinary payment or transfer of funds from the Complete Indenture*

•	Any rating report or other rating action which are received by the HFA relative to the HFA, the Program Bonds or any other bonds issued under the Complete Indenture*

•	Notice of any conversion of Program Bonds from taxable to tax-exempt

•	A certificate of the HFA setting forth the occurrence of any default or event of default under the Complete Indenture, the details thereof and the action which the HFA is taking or proposing to take*

•	Notice by the HFA of the occurrence of any material event of default by any counterparty to a related document under the Complete Indenture*

•	Copies of all notices of resignation by or removal of the HFA Trustee, the remarketing agent or the tender agent which are received or given by the HFA*

•	Copies of any amendments to the Complete Indenture, any of the other related documents (including replacement of or any new related document) and the Official Statement

•	Any material event filing that would be required to be immediately filed if Rule 15c2-12 were applicable to the Program Bonds or any other bonds under the Complete Indenture*

•	Copies of any information or request for information concerning this Agreement or any of the related documents as and when provided to the HFA Trustee

•	Copies of any disclosure documents distributed in connection with any public issuance of indebtedness of the HFA payable from the revenues under the Complete Indenture

•	Certificate of the HFA setting forth a description in reasonable detail of the amounts held in the revenue fund and other accounts under the Complete Indenture

•	Notice of any variable rate bonds failed remarketing*

•	Notice of any delinquencies relating to payment due under the Complete Indenture*

•	Notice of any unscheduled draws on debt service reserves*

•	Notice of any unscheduled draws on credit enhancements*

•	Notice of any modification to rights of security holders*

•	Notice of any bond calls*

•	Notice of any defeasances*

•	Notice of any release, substitution or sale of property securing repayment of the securities*

•	Hedge information for variable rate bonds including expiration date and replacement hedge information

•	Upon each new bond issuance, provide a rating confirmation of the Outstanding Bonds, including the Program Bonds
Required for Multifamily Only:
•	Notice of any loan monetary or non-monetary defaults*
V. At the request of a GSE:
•	The HFA shall provide to the GSE, in a timely manner, any data or information for use by a GSE in calculating performance under the Federal Housing Finance Agency’s housing goal regulations or for use in complying with any other regulatory or legal requirement

•	Such other information as a GSE may from time to time reasonably request

*	This is a Required Notice.

VI. Definitions
Terms used in this Schedule E and not defined below will have the meanings assigned to such terms in Article 1 of this Agreement.
•	“Escrow” means the escrow in which the Escrowed Proceeds are set aside pending the delayed issuance of Market Bonds in connection with the Market Bond Ratio Requirement (as defined below), all in accordance with the Supplemental Indenture.

•	“Escrowed Proceeds” means the portion of the proceeds of the Pre-Conversion Bonds that, together with a short-fall amount, must be set aside pending the related Release Date.

•	“Market Bond Ratio Requirement” means the requirement under the Supplemental Indenture, other than for “small issue” Program Bonds and multifamily Program Bonds, that the HFA issue and deliver Market Bonds in conjunction with the Settlement Date and as a condition to each Release Date, the principal amount of such Market Bonds being not less than two-thirds (2/3) of the principal amount of the Pre-Conversion Bonds the proceeds of which are proposed to be released on such Release Date.

•	“Permanent Rate Calculation Date” means any date on which the permanent rate is calculated with respect to all or a portion of the Program Bonds on a date selected by the HFA and acceptable to the GSEs, all in accordance with the Supplemental Indenture.

•	“Pre-Conversion Bonds” means Program Bonds for which the interest rate has not been the subject of a conversion.

•	“Release Date” means the date or dates which are acceptable to the GSEs, on which dates the proceeds of the related Market Bonds are delivered to the HFA Trustee, all in accordance with the Supplemental Indenture.

•	“Required Notices” means each of the following:
     Quarterly:
•	Notice of any changes in financial or investment policies

•	Notice of any changes in counterparty exposures including derivative contracts and investment agreements

•	Notice of any counterparty changes; derivative, investment agreement and letter of credit providers

•	Notice of any changes to the Complete Indenture
     Immediately upon occurrence:
•	Notice of any issuance of Market Bonds that will require Escrowed Proceeds (as defined below) to be released from Escrow (as defined below) (can occur up to 3 times in 2010). Such notice must include:
•	Release Date (as defined below) for Escrowed Proceeds

•	Permanent Rate Calculation Date (as defined below) for Escrowed Proceeds

•	Amount of Market Bonds issued

•	Amount of Escrowed Proceeds released from Escrow

•	New CUSIP for released Escrowed Proceeds

•	Interest rate as of the Release Date

•	Interest rate as of the Permanent Rate Calculation Date
•	Notice of any extraordinary payment or transfer of funds from the Complete Indenture

•	Any rating report or other rating action which are received by the HFA relative to the HFA, the Program Bonds or any other bonds issued under the Complete Indenture

•	A certificate of the HFA setting forth the occurrence of any default or event of default under the Complete Indenture, the details thereof and the action which the HFA is taking or proposing to take

•	Notice by the HFA of the occurrence of any material event of default by any counterparty to a related document under the Complete Indenture

•	Copies of all notices of resignation by or removal of the HFA Trustee, the remarketing agent or the tender agent which are received or given by the HFA

•	Any material event filing that would be required to be immediately filed if Rule 15c2-12 were applicable to the Program Bonds or any other bonds under the Complete Indenture

•	Notice of any variable rate bonds failed remarketing

•	Notice of any delinquencies relating to payment due under the Complete Indenture

•	Notice of any unscheduled draws on debt service reserves

•	Notice of any unscheduled draws on credit enhancements

•	Notice of any modification to rights of security holders

•	Notice of any bond calls

•	Notice of any defeasances

•	Notice of any release, substitution or sale of property securing repayment of the securities

•	Notice of any loan monetary or non-monetary defaults (Required for Multifamily Only)

SCHEDULE E-1
QUARTERLY PORTFOLIO PERFORMANCE INFORMATION
The information set forth in the table below should be delivered via email in Microsoft Excel.
Overall Population (Total Loans in Indenture) Unpaid Principal Balance ($m):
Current Loans (Loans with No Delinquency Status This Month)
Current Loans Unpaid Principal Balance ($m):

% With
Primary
	Share of	Mortgage	% With FHA or
Vintage (Year Originated)	Current Book*	Insurance**	VA***
Pre-2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

*	Percent of Outstanding Current Loan UPB that was originated in each vintage. Column sums to 100%

**	Percent of loans within the vintage that has Primary Mortgage Insurance.

***	% of loans in each vintage that has Government Insurance.

Share of
Current
Count of Missed Payments in Past 12 Month*	Book**
None
1
2
3
> 3

*	In the past 12 months, any missed payment is counted once regardless if they are continuously missed or sporadically missed.

**	% of Outstanding Balance of Current Loans. Sums to 100%.

Share of
Current
Representative FICO Score*	Book**
0-580
580-620
620-660
660-700
700-740
740+

*	The minimum across borrowers, the median score for each borrower across bureaus.

**	% of Outstanding Balance of Current Loans. Sums to 100%.
Delinquent Loans (Any Loan Past Due This Month)
Delinquent Loans Unpaid Principal Balance ($m):

% With
Primary
	Share of	Mortgage	% With FHA or
Vintage (Year Originated)	Current Book*	Insurance**	VA***
Pre 2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

*	Percent of Outstanding Delinquent Loan UPB that was originated in each vintage. Column sums to 100%

**	Percent of loans within the vintage that has Primary Mortgage Insurance.

***	% of loans in each vintage that has Government Insurance.

Share of
Delinquent
Delinquency Status	Book*
30
60
90
120
>120
Foreclosure Bankruptcy REO

*	% of Outstanding Balance of Delinquent Loans. Sums to 100%.
Cumulative Losses

Share of
Delinquent
Representative FICO Score*	Book**
0-580
580-620
620-660
660-700
700-740
740+

*	The minimum across borrowers, the median score for each borrower across bureaus.

**	% of Outstanding Balance of Delinquent Loans. Sums to 100%.

E-1-1